                                  SIERRA ASSET
                                   MANAGEMENT
                                   PORTFOLIOS

                                  ANNUAL REPORT
                               for the year ended
                                  June 30, 1997

                               [Graphic Omitted]

                          ----------------------------
                                     SIERRA
                                ASSET MANAGEMENT
                          ----------------------------
                          The Diversification Solution

-------------------------------------------------------------------------------
PRESIDENT'S LETTER                                                            1
THE YEAR IN REVIEW
AND OUR OUTLOOK FOR 1997-1998                                                 2
INDIVIDUAL PORTFOLIO REVIEWS                                                  7
STATEMENTS OF ASSETS AND LIABILITIES                                         18
STATEMENTS OF OPERATIONS                                                     19
STATEMENTS OF CHANGES IN NET ASSETS                                          20
STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY                                                       21
FINANCIAL HIGHLIGHTS                                                         22
PORTFOLIO OF INVESTMENTS                                                     27
NOTES TO FINANCIAL STATEMENTS                                                29
REPORT OF INDEPENDENT ACCOUNTANTS                                            37
TAX INFORMATION (UNAUDITED)                                                  38

----------------------------
           SIERRA
      ASSET MANAGEMENT
----------------------------
The Diversification Solution

-------------------------------------------------------------------------------
A MESSAGE FROM THE PRESIDENT

                                                    [Photo of James H. Overholt]

We are pleased to provide you with the SIERRA ASSET MANAGEMENT ("SAM") Portfolios Annual Report for the year ended June 30, 1997.

The past 12 months have seen a continuation of favorable economic trends. Low unemployment, low inflation, and sustained consumer confidence were all factors that resulted in a positive environment for stocks and bonds. Despite a correction of nearly 10% in the Dow Jones Industrial Average (the "Dow") in the first quarter of 1997, many stock market indices including the Dow, Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), and the Nasdaq Composite Index posted net annual returns well above average for the period.

The S&P 500 rose 34.7% for the year, and on June 30, 1997 was up 104% since December 31, 1994. Such rapid gains are unusual considering the stock market's history. Over the last 70 years, the S&P 500 posted an average annual return of 10.8%. Since 1919, there have also been 47 years in which the market has fallen 10% or more from the previous year's highs. With the market showing signs of volatility in early 1997, we continue to advise investors to maintain a long-term perspective when making investment decisions, and to seek the assistance of a qualified professional.

The pattern of mutual fund purchases and sales during the first half of 1997 may suggest, however, that many investors' mutual fund investment decisions are affected by short-term performance. When stock and bond markets fell sharply in March 1997, net new cash flow into mutual funds fell 77.4% from February to March, according to the Investment Company Institute. Net inflows into stock mutual funds, while still positive in March, fell to their lowest level since July 1996, while bond and income funds experienced a net outflow. Unfortunately, investors who curtailed fund purchases or even exited the market during the downturn in March missed out on the recovery and subsequent net gains during the second quarter of 1997.

At Sierra Asset Management, we strive to pursue long-term performance consistent with the stated objectives of each SAM Portfolio without exposing investors to excessive risks. We believe that, over the long-term, mutual fund investors are best served by applying the principles of asset allocation and diversification in constructing a portfolio, by selecting investment programs that follow a long-term, disciplined approach, and by staying the course through periods of uncertain markets.

These principles have been successfully applied in each SAM Portfolio. As detailed in the Individual Portfolio Reviews section of this report, the SAM Portfolios have continued to produce total returns in excess of inflation since inception, while managing risk at levels below that of non-diversified, single-asset investments.

In evaluating SAM Portfolio performance, we encourage investors to look beyond the short term, and especially, to assess the risk-reduction potential that a portfolio of different funds offers over the long term. Your Investment Representative can provide in-depth information about the risk parameters of each SAM Portfolio, as well as the risk and return profiles of the underlying Sierra Trust Funds.

To meet the needs of investors interested in active asset allocation, but who also want the advantages of tax-deferred growth and estate planning, we introduced the Sierra Asset Manager Variable Annuity in May of this year. Sierra Asset Manager combines all the risk management and asset allocation benefits of the SAM Portfolios, with the tax deferral and estate planning advantages of a variable annuity.

Other Sierra Asset Manager benefits include low investment minimums, tax-free transfers among investment options, and a "stepped-up" death benefit that protects your family against market risk. Of course, keep in mind that like all securities, there are risks associated with investing in variable annuities, including the fact that investment returns and principal value will fluctuate with market conditions.

For more complete information, including charges and expenses, please contact your Investment Representative to obtain a Sierra Asset Manager prospectus and related Sierra Variable Trust prospectus. Please read the prospectus(es) carefully before you invest or send money.

As we move into the 21st century, Sierra appreciates the confidence you have placed in us and will continue to demonstrate our commitment to you through product innovation and the pursuit of disciplined investment management strategies. Thank you for choosing the SAM Portfolios.

    Sincerely,

/s/ James H. Overholt

    James H. Overholt
    President

-------------------------------------------------------------------------------
THE YEAR IN REVIEW AND OUR OUTLOOK FOR 1997 -- 1998

                                                [Photo of Stephen C. Scott]
                                                Stephen C. Scott
                                                Portfolio Manager
                                                Sierra Investment Services Corp.

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He is responsible for providing economic analysis, as well as conducting investment analysis, and management for the Sierra Asset Management (SAM) Portfolios. Mr. Scott is also President and Chief Investment Officer of Sierra Investment Advisors Corporation, the investment advisor to Sierra Trust Funds, which he joined in 1988. Prior to joining Sierra, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

Note: Unless otherwise noted, source for all performance figures is Standard & Poor's. Past performance is not a guarantee of future results. Individuals cannot invest directly in any index.

A strong, though sometimes bumpy, market environment prevailed during the last 12 months, with stock market indices posting double-digit gains and many fixed-income investments returning upwards of 8%.

STOCKS CONTINUE TO BREAK NEW RECORDS

With a growing economy and low inflation, the stock market continued to surge to new heights. Over the 12 months ended June 30, 1997, large capitalization stocks turned in the best performance, with the Standard & Poor's Composite Index of 500 Stocks (S&P 500) up 34.7%. While the S&P MidCap 400 returned 23.35%, small-cap stocks, represented by the Russell 2000 Index, returned 16.33% over the same period.

Although overall gains were impressive, the stock market experienced increased volatility during the period, with the S&P 500 falling 8% in mid-1996 and then nearly 10% in early 1997. After generating only single-digit returns in 1996, the international stock markets rebounded in 1997, with Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index returning 12.84% for the year ended June 30, 1997.

Emerging-market stocks also posted gains in the first half of 1997, returning 16.55% from January to June and 10.19% over the 12 months. Returns on international investments were tempered by the strength of the U.S. Dollar against the Japanese Yen and many European currencies. By early July 1997, the Dollar had risen to a six-year high against the German Mark and a two-year high against the Japanese Yen.\1/

         [BAR GRAPH CHART]
   RETURNS FOR MAJOR ASSET CLASSES
(ONE-YEAR PERIOD ENDED JUNE 30, 1997)

Large Co Stocks                34.70%
Small Co Stocks                16.33%
International Stocks           12.84%
Long-Term Bonds                 9.19%
Intermediate-Term Bonds         7.22%
T-Bills                         4.89%

\1/ International investors may be subject to higher taxation and additional risks compared to domestic investors, including currency, liquidity, and political risks. Emerging markets may pose higher liquidity and political risks than other international markets.

Sources: S&P, Lehman Brothers, Russell, & Morgan Stanley. T-bills represent 30-day U.S. Treasury bills; long-term bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index; intermediate-term bonds are represented by Lehman Brothers Intermediate-Term Government & Corporate Bond Index; small company stocks are represented by the Russell 2000 Index; large company stocks are represented by S&P 500 Composite Index; and international stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any SAM Portfolio.

-------------------------------------------------------------------------------
BONDS POST POSITIVE RESULTS

The second half of 1996 saw falling interest rates and positive returns for the fixed-income market. Although economic growth raised concerns about inflation, price pressures never surfaced, and yields on the 30-year U.S. Treasury bond dropped to the 6.4%-6.8% level during the second half of 1996. In the first quarter of 1997, U.S. gross domestic product rose a stunning 4.9%, creating renewed concerns about rising inflation. Bond prices fell in March in anticipation of the Federal Reserve's 0.25% hike in short-term rates on March 25, pushing yields on long-term government bonds above 7%.

With a slowing economy and benign inflation in the second quarter of 1997, the Federal Reserve did not raise interest rates further. The fixed-income markets reacted strongly, rebounding to generate their highest quarterly returns since the fourth quarter of 1995. For the 12 months ended June 30, the overall total return for long-term U.S. Treasury bonds was 8.55%, as measured by the Lehman Long Term T-Bond Index.

Investment-grade corporate bonds and mortgage-backed securities also performed well for the period. According to the Lehman Mortgage-Backed Securities Index and Lehman Corporate Investment Grade Index, corporate bonds returned 8.79%, while mortgage-backed securities were one of the strongest performers among fixed-income securities with a gain of 9.10%.

In the municipal bond market, yields on many health care related issues rose as legislators continue to focus on reducing health care costs. The Lehman Brothers Muni Bond Index posted an annual return of 8.25% through June 30, 1997.

-------------------------------------------------------------------------------
                                  [LINE GRAPH]
                           INTEREST RATE FLUCTUATIONS
                          30-YEAR TREASURY BOND YIELDS

                          JUNE 30, 1996 - JUNE 30, 1997
High 7.19%
July 5, 1996

30 Jun 96              6.87
 5 Jul 96              7.19
12 Jul 96              7.03
19 Jul 96              6.97
26 Jul 96              7.01
 2 Aug 96              6.74
 9 Aug 96              6.69
16 Aug 96              6.77
23 Aug 96              6.96
30 Aug 96              7.12
 6 Sep 96              7.11
13 Sep 96              6.95
20 Sep 96              7.04
27 Sep 96              6.91
 4 Oct 96              6.74
11 Oct 96              6.84
18 Oct 96              6.80
25 Oct 96              6.82
 1 Nov 96              6.68
 8 Nov 96              6.51
15 Nov 96              6.46
22 Nov 96              6.44
29 Nov 96              6.35
 6 Dec 96              6.51
13 Dec 96              6.57
20 Dec 96              6.61
27 Dec 96              6.56
 3 Jan 97              6.73
10 Jan 97              6.84
17 Jan 97              6.82
24 Jan 97              6.89
31 Jan 97              6.79
 7 Feb 97              6.70
14 Feb 97              6.52
21 Feb 97              6.64
28 Feb 97              6.80
 7 Mar 97              6.81
14 Mar 97              6.94
21 Mar 97              6.97
28 Mar 97              7.09
 4 Apr 97              7.12
11 Apr 97              7.17
18 Apr 97              7.05
25 Apr 97              7.14
 2 May 97              6.87
 9 May 97              6.89
16 May 97              6.90
23 May 97              6.99
30 May 97              6.91
 6 Jun 97              6.77
13 Jun 97              6.72
20 Jun 97              6.66
27 Jun 97              6.74
30 Jun 97              6.78

Low 6.35%
Nov. 29, 1996
-------------------------------------------------------------------------------
Source: Bloomberg Business News

MARKET SHOWS SIGNS OF INCREASED VOLATILITY

Continued economic growth and low inflation have led to strong performance in both the stock and bond markets. At the same time, however, uncertainty over the future direction of interest rates and sustainable corporate earnings growth, as well as disbelief that conditions could improve much more, have produced higher market volatility. Bond prices have fluctuated due to changing interest rates, and equities have also been impacted. From March 11 to April 11, for example, the Dow Jones Industrial Average dropped 9.8%, and many individual stocks experienced steeper drops.


These declines resulted in many mutual funds reporting negative returns for the first quarter of 1997, before rebounding in May and June. According to Lipper Analytical Services, which tracks mutual fund performance, the average equity mutual fund lost 1.98% in value, the first quarterly decline since 1994. Large-cap growth funds averaged a decline of 1.28%, while small-cap stock funds fell 6.91% on average in the first quarter.

Individuals who began investing only in the last few years may find these market ups and downs during the last 12 months disconcerting because the volatility of the stock market has been unusually low in recent years. From January 1991 through December 1996, the S&P 500 rose or fell more than 1% in a single day on average about once every eight trading days. In the first six months of 1997, a 1% or greater move has occurred once every three trading days, on average. The chart below shows, however, that the market's current volatility is more in line with its longer-term averages. The period from 1990 to 1996 was an exceptionally quiet one compared to previous periods.

IMPORTANCE OF ASSET ALLOCATION IN MANAGING RISK

The volatility and uncertainty of the financial markets reinforce the importance of asset allocation in managing risk. A portfolio that is diversified and properly allocated among stocks, bonds, and cash equivalents can help investors weather periods of market turbulence. The SAM Portfolios are designed to provide diversification and asset allocation that reflect an investor's unique financial circumstances, such as their investment time horizon, need for current income versus long-term growth, and tolerance for short-term market fluctuations.

-------------------------------------------------------------------------------
         HOW MUCH MARKET VOLATILITY SHOULD INVESTORS EXPECT? [BAR GRAPH]
-------------------------------------------------------------------------------
Standard Deviation (Daily)

Past 20 Years                 0.93%

Past 10 Years                 0.98%

1990's Thru 12/31/96          0.73%  (From 1990-1996, the stock
                                     market was unusually calm.)

1997 Year To Date             0.97%

This bar chart compares daily volatility (as measured by the daily standard deviation) of the S&P 500 Index for the indicated periods.

Source: Standard & Poor's. The S&P 500 is an unmanaged index representative of the U.S. stock market. Standard deviation is a volatility measurement that describes the range of performance within which an investment's (e.g., an index) total return has fallen. A higher standard deviation means a wider range of returns. A lower standard deviation means less volatility. Past performance is not a guarantee of future results.

Properly constructed, an asset allocation strategy like those provided by the SAM Portfolios can help reduce variability in portfolio returns. For example, allocating bonds to an investment portfolio of primarily stocks can reduce risk. While stocks have historically provided higher returns over time and therefore can add important growth potential to a portfolio, bonds can provide steady income even as market values fluctuate. In addition, bond prices can move independently from stock prices over time, helping to reduce investment risk.

The graph below compares the highest and lowest annual returns for stocks and a diversified portfolio of stocks and bonds over the last 25 years. While the range of returns for a portfolio of 100% stocks varied from 37% to -26%, in a diversified portfolio, the variation was only 31% to -8%. In other words, during this period, a diversified portfolio captured much of the upside potential of stocks, but with dramatically less downside risk. Of course, past performance is not a guarantee of future results.

-------------------------------------------------------------------------------
                                  [BAR GRAPH]

                  DIVERSIFICATION CAN HELP REDUCE DOWNSIDE RISK

                        VARIABILITY IN INVESTMENT RETURNS

                     FOR THE 25-YEAR PERIOD ENDED 12/31/96
-------------------------------------------------------------------------------

STOCKS

Highest Annual Return    37.43%
Lowest Annual Return    -26.47%

DIVERSIFIED PORTFOLIO

Highest Annual Return    30.89%
Lowest Annual Return     -8.42%

Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Index of 500 Stocks (S&P 500). Diversified Portfolio represents a portfolio consisting of 40% stocks (S&P 500), 40% long-term bonds (Lehman Brothers Long-Term Government and Corporate Bond Index), and 20% intermediate-term bonds (Lehman Brothers Intermediate-Term Government and Corporate Bond Index). Past performance is not a guarantee of future results. For a more complete discussion about the risks associated with investing in stocks, bonds, and other asset classes, please refer to the notes for the graph on page 2.

-------------------------------------------------------------------------------
THE SAM PORTFOLIOS APPROACH

Building an asset allocation strategy that meets investor needs and their specific risk and return goals requires extensive planning and knowledge of the financial markets. The research and analysis behind each asset allocation decision are at the heart of the SAM Portfolios investment strategy. Sierra's approach to asset allocation and risk management incorporates three levels of extensive analysis:

1.  At the Macro Level: Analyzing and Forecasting the Economy and Markets
    Sierra begins with a detailed, fundamental analysis of the economy and capital markets. Sierra draws upon a broad range of historical data to identify how various segments of the market have reacted in different market cycles. This assessment helps to determine historical relationships among market sectors and to develop probabilities about future market activity.

2. At the Asset Class Level: Analyzing and Balancing Risk and Returns of Various Asset Classes
    Sierra's in-house team of asset allocation specialists then focuses on a quantitative analysis of market and risk factors for the asset classes in each Portfolio. Sierra examines the interrelationships among asset classes to continually assess risk and ensure consistency with each Portfolio's risk/return policies.

3.  At the Fund Level: Implementing An Efficient Mix of Asset Classes
    Sierra then determines which will build the most effecient mix of asset classes. The goal is to achieve the highest expected return for the risk parameters defined by the Portfolio and with Sierra's economic and market outlook.

ALLOCATION RESULTS

Over the last 12 months ended June 30, 1997, the SAM Portfolios continued to focus on shorter-term maturities for fixed-income investments. With interest rates rising in the first quarter of 1997, this positioning helped to reduce portfolio risk and had a positive impact on overall performance. In addition to shorter maturities, the SAM Portfolios also weighted fixed-income assets toward higher yielding, mortgage-backed securities. This market segment outperformed most other fixed-income categories throughout the period. Equity Portfolios, in general, remained overweighted toward domestic equities, with a bias toward large capitalization stocks. With blue chip stocks leading the market throughout the last year, holdings such as the Sierra Growth & Income Fund helped to enhance performance. Allocations in the small-cap and international sectors (Sierra Emerging Growth and International Growth Funds) posted mixed results during the 12-month period. While these holdings underperformed in late 1996 and early 1997, they rebounded in the second quarter of 1997. All equity components generated double-digit returns in the second quarter alone. For diversification and long-term growth potential, we continue to maintain significant exposure to both the small-cap and international sectors.

Overall, the SAM Portfolios' diversified mix of global equities, greater emphasis on larger-cap stocks, and focus on short- to intermediate-term, fixed-income investments worked to provide positive performance and reduce overall risk. While lagging performance of smaller company growth stocks impacted short-term SAM equity performance, we believe that over the long term, a diversified mix of equity and fixed-income investments will help to both reduce overall risk and produce strong, long-term performance.

For more specific information on individual SAM Portfolio performance and investment management strategies, see the accompanying section.

-------------------------------------------------------------------------------
                                     [TABLE]
                            SAM PORTFOLIO PERFORMANCE
                        (INCEPTION THROUGH JUNE 30, 1997)
-------------------------------------------------------------------------------

SAM PORTFOLIO                 SAM PERFORMANCE*        PREMIUM OVER INFLATION**
--------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO           19.45%                   +16.90%
(Inception 5/31/95)
--------------------------------------------------------------------------------
GROWTH PORTFOLIO                   12.83%                   + 9.98%
(Inception 9/30/90)
--------------------------------------------------------------------------------
BALANCED PORTFOLIO                 10.58%                   + 7.73%
(Inception 9/30/90)
--------------------------------------------------------------------------------
VALUE PORTFOLIO                     7.18%                   + 4.54%
(Inception 3/31/93)
--------------------------------------------------------------------------------
INCOME PORTFOLIO                    7.35%                   + 4.50%
(Inception 9/30/90)
--------------------------------------------------------------------------------

* Performance represents average annual total returns for Class A shares (inception through 6/30/97), unadjusted for the maximum sales charge. The following is Portfolio performance adjusted for the maximum sales charge (Class A shares) for the 12-month/5-year/Since Inception period ended 6/30/97: Capital Growth Portfolio 6.71%/NA/16.10%; Growth Portfolio 2.85%/10.45%/11.89%; Balanced Portfolio 6.04%/8.83%/9.70%; Value Portfolio 5.81%/NA/6.03%; Income Portfolio 2.63%/4.39%/6.62%. (Performance for Class B shares will differ -- see individual Portfolio review on pages 7 - 17.) The performance of an actual account may differ from that of the Model and may be higher or lower depending on the purchase date, purchase amount, and the share price of the Portfolio.

** Source: Bloomberg Business News. CPIs based on Portfolio's inception date through 6/30/97.

Note: All SAM Portfolios performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolios) represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly. Past performance is not an indication of future performance.

-------------------------------------------------------------------------------
OUTLOOK FOR 1997-1998

Looking ahead, we expect economic growth to continue slowing to a more healthy, sustainable level, while inflation pressures moderate. In recent months, the Federal Reserve has taken a more neutral approach to interest rates, allowing the markets to dictate their current levels. Interest rates should remain relatively stable if growth does not rebound significantly and if inflation remains benign. Recent inflation reports suggest that this trend should continue, as the Consumer Price Index has been rising only moderately, while the Producer Price Index has actually been falling so far in 1997.

Another component of inflation, which is closely watched by the Federal Reserve, is the Employment Cost Index, which on average represents two-thirds of the final cost of a product. There have been concerns that the current economy is heading towards full employment which will force manufacturers to raise wages and subsequently prices, as they compete for skilled workers. Recent reports, however, suggest that wage pressures remain under control. Slowing has become evident in the manufacturing sector as new orders for durable goods have recently tapered off. In addition, strong retail sales witnessed in the first quarter of 1997 have somewhat slowed, demonstrating the unwillingness of consumers to pay higher prices for goods and services in what is currently a very competitive environment.

Furthermore, the strength of the U.S. Dollar and productivity gains experienced by U.S. corporations have also helped to hold down prices and production costs. These factors all point to a continuation of the currently low inflation environment and have led to suggestions by Federal Reserve Chairman Alan Greenspan that an interest rate increase may not be necessary over the near term.

The markets have performed well in response to current economic conditions. Since early 1997, bond yields have dropped and equity markets have rallied back to new highs. Given the favorable economic outlook, we remain positive on both bonds and stocks. Overseas, there has been continued strength in core Europe and selected emerging-market countries. Global bond prices have been strengthening, reflecting the view that worldwide inflation should remain benign. Of course, while our overall outlook for the financial markets is decidedly positive, we continue to believe that, regardless of any outlook, risk and risk control should always remain an important consideration when making investment decisions.

-------------------------------------------------------------------------------
OUTLOOK SUMMARY

o Continued economic growth, but at a slower, more sustainable rate than in the first quarter of 1997

o  Continued low levels of worldwide inflation

o Positive outlook for equity markets, although volatility seen in the first half of 1997 may continue

o Positive outlook for fixed-income investments as interest rates should remain relatively steady or fall with slow growth and benign inflation

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDIVIDUAL PORTFOLIO REVIEWS

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE
In order to help you understand the Sierra Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The Salomon Brothers U.S. 90-Day T-Bill Index measures performance of United States Treasury Bills with maturities of three months.

--------------------------------------------------------------------------------
                        TO OUR ASSET ALLOCATION CLIENTS

Welcome to the Sierra Asset Management Portfolios.

We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs.

This report includes a reiteration of the goals and objectives of each Portfolio, performance reviews, and highlights of the investment strategies incorporated during the 12-month period ended June 30, 1997.
--------------------------------------------------------------------------------

o The Lehman Brothers Mutual Fund (1-5) Government/ Corporate Index is represented by all U.S. Government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to five years.

o The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index; graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages (GEMs) are not.

o The Lehman Brothers BAA Long-Term Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturity greater than ten years.

o The Lehman Brothers Aggregate Index is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors. It is an unmanaged index which assumes reinvestment of all dividends, and does not reflect any asset-based charges or other expenses.

o The Russell 2000 Growth Index measures the performance of the companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000 Index.

o The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index.

o The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The Morgan Stanley Capital International (MSCI) Europe, Australasia, and the Far East plus Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The index is calculated with gross dividends reinvested and in United States Dollars.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the price of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

--------------------------------------------------------------------------------
SAM CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
GOAL & OBJECTIVE

The CAPITAL GROWTH PORTFOLIO is designed for the investor seeking long-term growth of capital. Its goal is to generate a premium above the rate of inflation over a period of at least five years. The CAPITAL GROWTH PORTFOLIO is managed similarly to the SAM Account Aggressive Growth Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The long-term goal of the Strategy was to generate a minimum return in excess of the S&P 500, over a five-year period, although over short-term periods, significant differences may exist between the Portfolio and the S&P 500.(1)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW  [LINE CHART]

           Fund (Class
             A Shares;    Fund (Class
           adjusted for    A Shares;
           the maximum    not adjusted    Capital         Russell
           5.75% sales     for sales      Market           3000
             charge)        charge)     Benchmark(3)      Index(4)

Inception(2) May 31, 1995

May 95       9436           10000         10000           10000
Jun          9790           10375         10235           10289
Jul         10293           10908         10576           10702
Aug         10372           10992         10604           10797
Sep         10654           11291         11049           11216
Oct         10334           10951         11010           11119
Nov         10706           11346         11494           11612
Dec 95      10986           11657         11707           11802
Jan         11168           11849         12110           12144
Feb         11506           12208         12226           12323
Mar         11809           12530         12343           12447
Apr         12144           12886         12525           12683
May         12390           13146         12848           13008
Jun         12063           12799         12901           12966
Jul         11209           11893         12327           12287
Aug         11729           12444         12588           12660
Sep         12231           12977         13295           13349
Oct         12082           12819         13660           13593
Nov         12676           13449         14696           14552
Dec 96      12585           13353         14408           14377
Jan         12936           13725         15303           15172
Feb         12753           13532         15427           15189
Mar         12172           12914         14785           14501
Apr         12414           13171         15667           15212
May         13226           14033         16619           16247
June 97     13651           14483         17364           16925

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

For the 12-month period ended June 30, 1997, the SAM CAPITAL GROWTH PORTFOLIO produced total returns of 13.22%, or 6.71% adjusted for the maximum sales charge.

Illustrating the benefits of asset diversification, this return was achieved in spite of the underperformance of small-cap stocks. Strong performance from other asset classes (large-cap stocks, mid-cap stocks, and foreign stocks) in the Portfolio produced the net total return for the year. From the Portfolio's inception on May 31, 1995, through June 30, 1997, the SAM CAPITAL GROWTH PORTFOLIO (Class A Shares) has averaged a total return of 19.45% per year, or 16.10% per year when adjusted for the maximum sales charge and annual SAM fees. For additional information, including Class B Share performance, see the table below.(2)

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97                     1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (May 31, 1995)
CLASS A SHARES
         Fund (not adjusted for sales charge)                  13.22%           N/A           19.45%
         Fund (adjusted for the maximum 5.75% sales charge)     6.71%           N/A           16.10%
         Capital Market Benchmark(3)                           34.70%           N/A           30.33%

CLASS B SHARES                                                 1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (May 31, 1995)
         Fund (not adjusted for sales charge)                  12.41%           N/A           18.63%
         Fund (adjusted for the maximum 5% CDSC)                7.41%           N/A           17.43%(5)
         Capital Market Benchmark(3)                           34.70%           N/A           30.33%
---------------------------------------------------------------------------------------------------------

(1) The stated goals may or may not be met and are in no way a guarantee.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM
Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM
Account was not registered as an investment company under the Investment Company Act of 1940 ("Act")
and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Capital Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. For additional information regarding the individual index, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(5) Adjusted for the maximum 4% CDSC for shares held since inception.

For the period November 1, 1996 to June 30, 1997, the Advisor (Sierra Investment Services
Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund
Administration Corporation) waived a portion of its management fee, and credits were allowed by the
Custodian. Prior to November 1, 1996, only the Custodian allowed credits. In the absence of the waivers and absorption of other expenses, or Custodian credits, total return would have been lower.

In spite of strong performance for investors, the Portfolio underperformed relative to its benchmark, the S&P 500 index. The underperformance of the small-cap class caused the one-year returns of the Portfolio to lag the S&P 500, even though the Portfolio was overweighted in the stronger-performing mid-cap and large-cap classes. Reduced participation in up-trending markets is characteristic of diversified portfolios; however, when markets ultimately reverse direction, diversified portfolios also reduce participation in the downtrends. For example, at the point where the Dow Jones Industrial Average had declined 700 points, or 10%, from March-April 1997, the Portfolio was down only 7.28%. SAM Portfolios are intended to produce less-volatile returns for investors, returns which will grow faster than inflation, thus preserving the purchasing power of the invested assets.

ECONOMIC/MARKET REVIEW

Equity markets worldwide produced positive, but volatile, performance in the 12-month period ended June 30, 1997. Economic strength helped produce strong results for large-cap and mid-cap equity issues. However, within the equity classes, wide divergence in performance occurred between the different capitalization sectors and contributed to overall volatility. Small-cap stocks significantly underperformed larger-cap stocks. Among small-cap issues, growth-type stocks also underperformed value-type stocks. As a result, the Sierra Emerging Growth Fund, a portfolio of small-cap growth-type stocks, produced negative results for the period.

In addition, tremendous economic growth in the first quarter of 1997 incited inflation fears and caused the Federal Reserve to raise short-term interest rates. As interest rates spiked up, gains in the equity markets were wiped out. After breaking 7000, the Dow corrected nearly 10% or 700 points. This short-term trend later reversed itself in the second quarter of 1997, when slower, more sustainable economic growth replaced inflation fears. This caused very strong performance in domestic stock prices. Bolstered by economic and market strength in Japan, Europe, and Latin America, foreign issues also produced appreciation for investors.

INVESTMENT STRATEGY

The SAM CAPITAL GROWTH PORTFOLIO took advantage of the favorable economic and market environments by remaining fully invested in equities for almost the entire year. During this time the PORTFOLIO was well-diversified, holding all four Sierra equity funds; a position in a money fund was also utilized. These five funds represent six major asset classes. By allocating its assets among these five funds the Portfolio was able to manage risk while producing capital appreciation.

More specifically, the Portfolio's investment strategy was:

1) to enhance prospects for capital appreciation by maintaining a broadly diversified mix of equities favoring the core holdings found in the Sierra Growth and Sierra Growth & Income Funds

2) lower overall risk of the Portfolio by reducing exposure to both small-cap and international stocks and by adding a small cash position.

PORTFOLIO REALLOCATION REVIEW

The Portfolio began the period overweighted in small-cap stocks (30% in the Sierra Emerging Growth Fund) which, due to subsequent underperformance, was reduced throughout the period to its current under-weighted level of 10%. Following the above strategy to take advantage of strength in the larger-cap classes, each of the allocations into large-cap stocks (Sierra Growth & Income
Fund) and mid-cap stocks (Sierra Growth Fund) was increased to 35%. To lower the overall risk of the Portfolio, a position in cash was allocated to money market assets (10% in the Sierra Global Money Fund) and the position in the Sierra International Growth Fund was reduced to 10%.

OUTLOOK

As small-cap stocks have begun to rebound in May and June of 1997, it remains our view that a properly diversified equity portfolio will provide added value over the long term. The reallocations over the past 12 months resulted in very positive performance for the SAM CAPITAL GROWTH PORTFOLIO and should also produce reduced risk levels, should market weakness recur. The Portfolio will continue to be managed to maximize the benefits of asset allocation and reduce the risks associated with exposure to a single asset or asset class. Sierra will also continue to position the Portfolio to take advantage of market opportunities while striving to meet its long-term goal of reduced risk and capital growth in excess of inflation.

--------------------------------------------------------------------------------
             MUTUAL FUND ALLOCATION AS OF JUNE 30, 1997 - PIE CHART
--------------------------------------------------------------------------------

International Growth Fund:              10%
Global Money Fund:                      10%
Emerging Growth Fund:                   10%
Growth Fund:                            35%
Growth & Income Fund:                   35%

--------------------------------------------------------------------------------
           ASSET CLASS DIVERSIFICATION AS OF JUNE 30, 1997 - PIE CHART
--------------------------------------------------------------------------------

U.S. Equity Small Cap:                   11.04%
Corporates:                               0.56%
Foreign Stocks:                          15.14%
U.S. Equity Large Cap:                   30.02%
Cash Equivalents:                        17.90%
U.S. Equity Mid Cap:                     25.34%

--------------------------------------------------------------------------------
SAM GROWTH PORTFOLIO

--------------------------------------------------------------------------------
GOAL & OBJECTIVE

The GROWTH PORTFOLIO is designed for the investor seeking primarily long-term growth of capital and some income. Its goal is to generate a premium above the rate of inflation over a minimum period of five years. The GROWTH PORTFOLIO is managed similarly to the SAM Account Growth Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The goal of the Strategy was to generate a return of 7% or more above the rate of inflation.(1)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW


The SAM GROWTH PORTFOLIO produced total returns of 8.84% for the 12-month period ended June 30, 1997, or 2.85% adjusted for the maximum sales charge. Underperformance by small-cap growth stocks and an underweight in the large-cap sector had a negative impact on the Portfolio's return, but strong performance from other classes enabled the Portfolio to produce competitive results for the year. Reduced participation in up-trending markets are characteristic of diversified portfolios; however, when markets ultimately reverse direction, diversified portfolios also reduce participation in the downtrends. For example, at the point where the Dow declined 700 points, or 10%, from March-April 1997, the Portfolio was down less than 6%. The SAM Portfolios are intended to produce less-volatile returns for investors, returns which will outpace inflation, thus preserving the purchasing power of the invested assets.


            Fund (Class
              A Shares;               Fund (Class
            adjusted for                A Shares;
            the maximum     Capital   not adjusted      Russell
            5.75% sales     Market     for sales         3000
              charge)     Benchmark(3)  charge)         Index(4)

Inception(2) September 30, 1990

Sep 90          9456        10000         10000         10000
                9645        10199         10295          9922
                9860        10427         10490         10604
Dec             9981        10555         10691         10931
               10317        10911         11013         11479
               10857        11482         11619         12340
               10870        11495         11654         12704
               10977        11608         11719         12717
               11226        11872         11980         13243
Jun            10795        11416         11604         12640
               11162        11804         11971         13237
               11338        11991         12103         13591
               11459        12118         12215         13436
               11702        12375         12375         13660
               11446        12105         12094         13136
Dec 91         12266        12971         12823         14609
               12411        13125         12750         14510
               12518        13238         12749         14703
               12103        12799         12475         14378
               12149        12848         12609         14669
               12436        13152         12830         14766
Jun            12269        12975         12636         14501
               12378        13090         12823         15100
               12450        13166         12884         14774
               12409        13123         12944         14972
               12358        13068         12849         15120
               12643        13370         13080         15742
Dec 92         12805        13550         13213         16023
               12989        13737         13305         16180
               13239        14001         13449         16285
               13624        14408         13811         16692
               13709        14498         13948         16250
               14024        14831         14180         16717
Jun            14028        14835         14202         16826
               14128        14940         14296         16797
               14728        15576         14722         17450
               14770        15620         14667         17448
               15068        15935         14906         17698
               14694        15540         14596         17424
Dec 93         15194        16068         14936         17766
               15752        16659         15417         18309
               15422        16309         15228         17866
               14803        15655         14787         17085
               14856        15711         14950         17281
               14709        15555         15032         17471
Jun            14380        15207         14914         16993
               14804        15656         15185         17520
               15208        16083         15577         18283
               14966        15827         15360         17894
               15196        16071         15594         18189
               14677        15521         15210         17526
Dec 94         14667        15510         15317         17797
               14606        15447         15366         18187
               14841        15694         15653         18930
               15066        15932         16050         19401
               15353        16236         16403         19908
               15706        16610         16711         20630
Jun            16204        17137         16893         21227
               16938        17913         17377         22080
               17093        18076         17321         22276
               17492        18498         17689         23139
               17064        18045         17577         22939
               17542        18551         18020         23956
Dec 95         17977        19023         18351         24347
               18232        19293         18657         25054
               18755        19847         18754         25424
               19154        20268         18911         25679
               19646        20789         19208         26166
               19960        21123         19388         26836
Jun            19590        20730         19427         26749
               18377        19446         18908         25349
               19121        20234         19160         26118
               19779        20930         19738         27539
               19500        20635         19906         28043
               20097        21266         20664         30021
Dec 96         19990        21154         20505         29660
               20226        21403         20925         31301
               19931        21091         21030         31335
               19126        20239         20657         29917
               19439        20571         21166         31382
               20656        21858         22081         33519
June 97        21323        22564         22766         34916

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97                     1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                       (September 30, 1990)
CLASS A SHARES
         Fund (not adjusted for sales charge)                    8.84%           11.71%         12.83%
         Fund (adjusted for the maximum 5.5% sales charge)       2.85%           10.45%         11.89%
         Capital Market Benchmark(3)                            17.19%           12.50%         12.96%

CLASS B SHARES                                                 1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (June 30, 1994)
         Fund (not adjusted for sales charge)                    8.03%          N/A             13.24%
         Fund (adjusted for the maximum 5% CDSC)                 3.03%          N/A             12.45%(5)
         Capital Market Benchmark3                               17.19%         N/A             15.14%
---------------------------------------------------------------------------------------------------------

(1) The stated goals may or may not be met and are in no way a guarantee.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset
Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"),
a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20%
MSCI EAFE = Emerging Markets, 20% Lehman Bros. Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros.
90-day T-Bills, and 5% Russell 2000 Growth. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(5) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to June 30, 1997, the Advisor (Sierra Investment Services Corporation)
waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration
Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1,
1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or
Custodian credits, yield and total return would have been lower.

Further illustrating the value of diversification, the Portfolio returned over 11.50% (5.36% adjusted for the maximum sales charge) due to strong performance from both domestic and foreign stocks in the last quarter of the Portfolio's fiscal year (2Q97). From the Portfolio's inception on September 30, 1990 through June 30, 1997, the SAM GROWTH PORTFOLIO (Class A Shares) has averaged a total return of 12.83% per year, or 11.89% per year when adjusted for the maximum sales charge and annual SAM fees. For additional information, including Class B Share performance, see the accompanying table.(2)

ECONOMIC/MARKET REVIEW

Equity markets worldwide produced positive, but volatile, performance in the 12-month period ended June 30, 1997. A strong domestic economy helped produce very positive results for large-cap and mid-cap equity issues. However, within the equity classes, wide divergences in performance occurred between the different capitalization sectors and contributed to overall volatility. Small-cap stocks significantly underperformed larger-cap stocks, and within the small-cap asset class, growth-type stocks underperformed value-type stocks. As a result, the Sierra Emerging Growth Fund, a portfolio of small-cap growth-type stocks, produced negative results for the period.

In addition, tremendous economic growth in the first quarter of 1997 incited inflation fears and caused the Federal Reserve to raise short-term interest rates. As a result, during the first half of 1997, interest rates spiked up and the recent gains in the equity markets were wiped out. This short-term trend later reversed itself in the second quarter, as slower, more sustainable economic growth replaced inflation fears. Consequently, interest rates fell and equity markets rallied back to new highs. Bolstered by economic and market strength in Japan, Europe, and Latin America, foreign issues also produced appreciation for investors.

INVESTMENT STRATEGY

During the period, the Portfolio was well-diversified, holding six mutual funds representing eight major asset classes. Holding these different asset classes enabled the Portfolio to manage risk while producing capital appreciation. By diversifying among various stock asset classes, the Portfolio was able to reduce the risk of market fluctuations. The addition of bond asset classes produced current income for the Portfolio and helped to further reduce overall volatility.

More specifically, the Portfolio's investment strategy was:

1) to enhance prospects for capital appreciation by maintaining a broadly diversified mix of equities favoring the core holdings found in the Sierra Growth and Sierra Growth & Income Funds

2) Maintain an 80% concentration in equities and 20% in short- to intermediate-term fixed-income assets to enhance growth potential while reducing overall levels of risk

PORTFOLIO REALLOCATION REVIEW

The Portfolio maintained an 80% weight in equities throughout the period. The overall risk level was lowered by a 10% allocation in cash and a 10% allocation in mortgage-backed securities found in the Sierra U.S. Government Fund. Although the concentration in small-cap growth stocks was reduced in the early part of 1997, the underperformance of this class relative to the stronger-performing mid-cap and large-cap classes had an adverse effect on overall Portfolio performance. The Portfolio was underweighted in large-cap equities throughout the second half of 1996 and early 1997, which reduced participation in the large-cap dominated market surge. Strength in foreign economies also contributed to positive overall performance as the Portfolio carried a 20% weight in foreign stocks. With prospects for continued economic strength, the Portfolio is positioned to capture growth with a 45% weight in core domestic equities found in the Sierra Growth and Sierra Growth & Income Funds.

OUTLOOK

As stocks in the small-cap growth and foreign sectors began to rebound in the second quarter of 1997, it remains our view that a portfolio diversified primarily in the equity classes, including those sectors, will provide added value. The reallocations over the past 12 months resulted in positive performance for the SAM GROWTH PORTFOLIO and should also reduce risk levels, should market weakness recur. The Portfolio will continue to be managed to maximize the benefits of asset allocation and reduce the risks associated with exposure to a single asset or asset class. Sierra will also continue to position the Portfolio to take advantage of market opportunities while striving to meet its long-term goal of reduced risk and growth in excess of inflation.

-------------------------------------------------------------------------------
             MUTUAL FUND ALLOCATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

U.S. Government Fund:                     10%
Global Money Fund:                        10%
Growth Fund:                              25%
Emerging Growth Fund:                     15%
Growth & Income Fund:                     20%
International Growth Fund:                20%

-------------------------------------------------------------------------------
           ASSET CLASS DIVERSIFICATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

Cash Equivalents:                     16.51%
U.S. Equity Small Cap:                12.06%
Treasuries:                            2.84%
Corporates:                            0.32%
U.S. Govt. Mortgages & Agencies:       6.61%
Foreign Stocks:                       23.15%
Other:                                 0.55%
U.S. Equity Large Cap:                18.57%
U.S. Equity Mid Cap:                  19.39%

-------------------------------------------------------------------------------
SAM BALANCED PORTFOLIO

-------------------------------------------------------------------------------
GOAL & OBJECTIVE

The BALANCED PORTFOLIO is designed for the investor seeking long-term growth of capital and income. Its goal is to generate a premium above the rate of inflation over a minimum period of three to five years. The BALANCED PORTFOLIO is managed similarly to the SAM Account Balanced Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The goal of the Strategy was to generate a return of 5% or more above the rate of inflation.(1)

-------------------------------------------------------------------------------
PERFORMANCE REVIEW - LINE GRAPH


         Fund (Class
           A Shares;  Fund (Class
         adjusted for   A Shares;
         the maximum  not adjusted   Lehman Brothers     Capital       Russell
         5.75% sales   for sales       Aggregate         Market         3000
           charge)      charge)      Bond Index(6)     Benchmark(4)    Index(5)


Inception(3) September 30, 1990

Sep 90        9487       10000           10000           10000         10000
              9687       10211           10286           10127          9922
              9805       10335           10384           10345         10604
Dec           9922       10458           10537           10506         10931
             10185       10736           10734           10636         11479
             10587       11160           11076           10727         12340
             10492       11059           11071           10801         12704
             10607       11180           11156           10917         12717
             10766       11349           11301           10981         13243
Jun          10492       11059           11137           10975         12640
             10777       11360           11378           11128         13237
             10935       11527           11489           11368         13591
             11052       11649           11647           11599         13436
             11164       11768           11783           11728         13660
             11009       11604           11694           11836         13136
Dec 91       11649       12279           12104           12187         14609
             11575       12201           12014           12021         14510
             11619       12247           12021           12100         14703
             11349       11962           11866           12032         14378
             11444       12063           11987           12118         14669
             11707       12340           12200           12347         14766
Jun          11608       12236           12160           12518         14501
             11696       12329           12268           12773         15100
             11815       12454           12405           12902         14774
             11762       12398           12457           13056         14972
             11608       12235           12333           12882         15120
             11800       12438           12416           12885         15742
Dec 92       11936       12581           12529           13090         16023
             12087       12741           12635           13341         16180
             12303       12969           12787           13574         16285
             12634       13318           13025           13631         16692
             12809       13502           13201           13727         16250
             13038       13743           13310           13745         16717
Jun          13064       13770           13357           13993         16826
             13175       13887           13443           14073         16797
             13595       14330           13694           14319         17450
             13629       14366           13660           14358         17448
             13852       14601           13796           14411         17698
             13525       14257           13612           14289         17424
Dec 93       13870       14620           13842           14366         17766
             14326       15101           14153           14560         18309
             14031       14790           14037           14306         17866
             13486       14215           13751           13953         17085
             13437       14163           13818           13841         17281
             13300       14019           13878           13840         17471
Jun          13044       13749           13858           13810         16993
             13442       14169           14064           14084         17520
             13720       14462           14252           14101         18283
             13457       14185           14096           13894         17894
             13606       14342           14221           13882         18189
             13225       13940           14028           13851         17526
Dec 94       13229       13945           14099           13947         17797
             13276       13993           14191           14223         18187
             13549       14282           14406           14561         18930
             13720       14462           14645           14650         19401
             14002       14759           14895           14855         19908
             14448       15229           15167           15430         20630
Jun          14682       15476           15245           15543         21227
             15118       15936           15487           15509         22080
             15271       16097           15489           15696         22276
             15542       16382           15694           15848         23139
             15403       16236           15704           16054         22939
             15822       16678           15957           16295         23956
Dec 95       16083       16975           16191           16523         24347
             16278       17181           16383           16632         25054
             16391       17300           16369           16343         25424
             16460       17373           16432           16229         25679
             16707       17633           16547           16138         26166
             16828       17762           16583           16105         26836
Jun          16692       17617           16707           16321         26749
             16135       17029           16558           16365         25349
             16451       17363           16650           16338         26118
             16927       17864           16971           16622         27539
             16993       17934           17152           16991         28043
             17562       18535           17550           17281         30021
Dec 96       17444       18411           17460           17121         29660
             17730       18713           17631           17174         31301
             17659       18638           17743           17217         31335
             17198       18151           17606           17026         29917
             17536       18507           17902           17281         31382
             18272       19284           18313           17445         33519
June 97      18687       19722           18677           17653         34916


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

For the 12-month period ended June 30, 1997, the SAM BALANCED PORTFOLIO'S total return was 11.91%, or 6.04% after adjusting for the maximum sales charge. Capital gains from the Portfolio's equity assets made up most of this return, but income from the Portfolio's bond asset classes also contributed to total return for the year. As of June 30, 1997, the 30-Day SEC Yield was 1.68%.

Long-term results (since inception September 30, 1990, through June 30, 1997) continue to be very strong, with an average total return of 10.58% per year, or 9.70% per year adjusted for the maximum sales charge. Consistent with the Portfolio's objective of above-inflation returns, these long-term returns are in excess of average inflation rates, and have produced a premium over inflation averaging 7.73% per year, or 6.85%(2) per year adjusted for the maximum sales charge. Also consistent with the Portfolio's objective of reduced risk, the average volatility of returns are reduced relative to single asset class investments. For additional information, including Class B Share performance, see the accompanying chart.(3)

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97                     1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                       (September 30, 1990)
CLASS A SHARES
         Fund (not adjusted for sales charge)                    11.91%          10.01%         10.58%
         Fund (adjusted for the maximum 5.25% sales charge)       6.04%           8.83%          9.70%
         Capital Market Benchmark(4)                             11.79%           8.96%          9.70%

CLASS B SHARES                                                 1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (June 30, 1994)
         Fund (not adjusted for sales charge)                    11.10%         N/A             12.02%
         Fund (adjusted for the maximum 5% CDSC)                  6.10%         N/A             11.22%(7)
         Capital Market Benchmark4                               11.79%         N/A             10.46%
---------------------------------------------------------------------------------------------------------

(1) The stated goals may or may not be met and are in no way a guarantee.

(2) Annual rate of inflation: 2.85%   Source: Bloomberg Business News

(3) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM
    Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM
    Account was not registered as an investment company under the Investment Company Act of 1940 ("Act")
    and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(4) The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros
    Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Bros Mortgage Index,
    15% S&P 500, and 15% MSCI EAFE = Emerging Markets. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(5)   The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(6) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(7) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to June 30, 1997, the Advisor (Sierra Investment Services Corporation)
waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration
Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1,
1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or
Custodian credits, yield and total return would have been lower.

ECONOMIC/MARKET REVIEW

The bond markets experienced short-term periods of volatility over the past 12 months, but the net result was slightly lower interest rates for the period. The yield on the 10-year Treasury Note dropped almost one-quarter of a percent, or 22 basis points, from 6.71% in June 1996 to 6.49% as of June 30, 1997. In the second half of 1996 low inflation rates provided a positive backdrop for fixed-income investments, as falling interest rates boosted bond prices. In early 1997, economic activity increased, raising concerns about inflation; as a result, interest rates spiked up in the first quarter of 1997. The economy subsequently slowed, and interest rates fell in the second quarter.

Inflation fears and higher interest rates also caused temporary weakness in the equity (stock) markets in early 1997. After a strong second half of 1996 led by large-capitalization stocks, the Dow Jones Industrial Average dropped nearly 10% in March and April. When selling subsided and prices recovered in the second quarter, all equity asset classes participated, with the small-cap and mid-cap classes outperforming the large-caps. Overall, sustainable economic growth coupled with low inflation during the period produced a positive environment for earnings and stock prices.

INVESTMENT STRATEGY

The SAM BALANCED PORTFOLIO remained diversified in as many as seven funds. With those funds representing eight major asset classes of bonds and stocks, a high degree of asset diversification was provided to investors. Diversification of stock asset classes reduces the risk of market fluctuations, and diversification of bond asset classes helps to reduce price volatility due to interest rate fluctuations.

More specifically, the investment strategy for the Portfolio was to:

1) Increase the levels of diversification and manage risk by weighting the Portfolio 60% in equities and 40% in fixed income

2) Create a focus on mid- and large-cap equities while maintaining a small foreign position and weighting the fixed-income portion in cash and mortgage-backed securities

PORTFOLIO REALLOCATION REVIEW

Due to the active asset allocation provided by the SAM Portfolios, much of the negative performance of the first quarter of 1997 was averted. Prior to the upturn in interest rates, the Portfolio was allocated away from higher volatility long-term fixed-income securities and small-cap equity issues, which represented only 15% of Portfolio assets. Bonds with shorter maturities do not react to interest rate fluctuations as much as long-term bonds; the lower-volatility characteristics of the short- and intermediate-term bonds helped to reduce downside risk for the Portfolio. In addition, the equity performance bolstered overall returns as the market was led by the large-cap stocks found in the Sierra Growth & Income Fund, which currently represents 30% of the Portfolio.

The fixed-income portion of the Portfolio created strong relative performance by investing in the mortgage-backed securities found in the Sierra U.S. Government Fund. Mortgage-related securities outperformed Treasury bonds by 180 basis points in the past 12 months, according to Lehman Brothers, by virtue of their superior current yields. Globally, the Portfolio benefited, not only from the higher degree of diversification achieved by an international component, but also by the strong performance of international stocks. Although domestic stocks tended to outperform global equities as a whole, economic and market strength in Japan, Europe, and Latin America also produced appreciation for investors.

OUTLOOK

Given our outlook for a low inflation rate environment over the next several quarters, prospects for both equity and fixed-income assets remain very positive. The strategic positioning of the Portfolio throughout the period worked to not only provide real growth of assets, but also to lower risk. The Portfolio will continue to be managed towards its goal of capital appreciation and income. It will be positioned to maximize the benefits of asset allocation in anticipation of changing market and economic conditions, especially if inflation fears arise and the probability of higher interest rates resurfaces.

-------------------------------------------------------------------------------
             MUTUAL FUND ALLOCATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

International Growth Fund:                   15%
Growth Fund:                                 15%
Growth & Income Fund:                        30%
Global Money Fund:                           20%
U.S. Government Fund:                        20%

-------------------------------------------------------------------------------
           ASSET CLASS DIVERSIFICATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

Foreign Stocks:                              17.42%
U.S. Equity Small Cap:                        2.91%
Other:                                        1.10%
U.S. Equity Mid Cap:                         14.05%
Treasuries:                                   5.68%
Corporates:                                   0.48%
U.S. Govt. Mortgages & Agencies:             13.22%
Cash Equivalents:                            23.66%
U.S. Equity Large Cap:                       21.48%

-------------------------------------------------------------------------------
SAM VALUE PORTFOLIO

-------------------------------------------------------------------------------
GOAL & OBJECTIVE

The VALUE PORTFOLIO is designed for the investor seeking long-term capital preservation and income, with some incremental growth of principal. Its goal is to generate a premium above the rate of inflation over a minimum period of three to five years. The VALUE PORTFOLIO is managed similarly to the SAM Account Value Strategy, a discretionary asset allocation service that invested in Sierra Trust Funds. The goal of the Strategy was to generate a return of 4% or more above the rate of inflation.(1)

-------------------------------------------------------------------------------
PERFORMANCE REVIEW - LINE GRAPH

         Fund (Class
           A Shares;  Fund (Class
         adjusted for   A Shares;
         the maximum  not adjusted     Capital      Lehman Brothers
         4.50% sales   for sales       Market         Aggregate
           charge)      charge)      Benchmark(3)   Bond Index(4)


Inception(2) March 31, 1993

Mar 93       9550         10000         10000            10000
             9528          9977         10022            10070
             9666         10121         10052            10083
Jun          9793         10255         10117            10266
             9838         10301         10135            10324
            10065         10539         10238            10505
Sep         10087         10562         10255            10533
            10195         10676         10300            10572
            10069         10544         10290            10482
Dec 93      10164         10643         10339            10539
            10374         10863         10430            10681
            10157         10636         10363            10495
Mar          9839         10302         10260            10236
             9715         10173         10253            10154
             9588         10039         10291            10153
Jun          9461          9907         10284            10131
             9684         10140         10399            10332
             9765         10225         10473            10345
Sep          9639         10093         10426            10193
             9667         10123         10471            10184
             9576         10028         10424            10161
Dec 94       9544          9994         10476            10231
             9684         10140         10609            10434
             9915         10382         10770            10682
Mar         10012         10483         10853            10747
            10180         10659         10967            10898
            10585         11083         11168            11320
Jun         10674         11177         11249            11402
            10808         11318         11321            11377
            10960         11476         11389            11515
Sep         11121         11645         11494            11626
            11129         11654         11565            11778
            11362         11897         11699            11954
Dec 95      11546         12090         11797            12122
            11586         12131         11911            12202
            11493         12035         11899            11989
Mar         11485         12026         11912            11905
            11502         12044         11943            11839
            11530         12074         11994            11815
Jun         11575         12120         12078            11973
            11467         12007         12067            12006
            11539         12083         12126            11985
Sep         11783         12338         12289            12194
            12008         12574         12437            12465
            12355         12937         12618            12678
Dec 96      12289         12869         12596            12560
            12454         13041         12729            12599
            12489         13077         12774            12630
Mar         12310         12890         12715            12490
            12479         13067         12883            12677
            12684         13281         13031            12798
Jun 97      12828         13433         13161            12950


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

For the 12-month period ended June 30, 1997, the SAM VALUE PORTFOLIO produced a total return of 10.79%, or 5.81% adjusted for the maximum sales charge. Current yields from the Portfolio contributed to those returns; the 30-Day SEC Yield was 4.36% as of June 30, 1997.

Consistent with its investment objectives, the Portfolio has continued to produce a premium over inflation, with an average annual total return of 7.18%, or 6.03% adjusted for the maximum sales charge, from inception March 31, 1993, through June 30, 1997. Also consistent with its objective, average risk or volatility of returns is lower than that of single asset class fixed-income investments. For additional information including Class B Share performance, see the table below.(2)

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97                     1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                         (March 31, 1993)
CLASS A SHARES
         Fund (not adjusted for sales charge)                    10.79%         N/A             7.18%
         Fund (adjusted for the maximum 4.5% sales charge)        5.81%         N/A             6.03%
         Capital Market Benchmark(3)                              8.97%         N/A             6.68%

CLASS B SHARES                                                 1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (June 30, 1994)
         Fund (not adjusted for sales charge)                    10.04%         N/A             9.92%
         Fund (adjusted for the maximum 5% CDSC)                  5.04%         N/A             9.08%(5)
         Capital Market Benchmark(3)                              8.97%         N/A             8.57%

(1) The stated goals may or may not be met and are in no way a guarantee.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM
    Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM
    Account was not registered as an investment company under the Investment Company Act of 1940 ("Act")
    and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Value Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros
    Mutual Fund (1-5) Gov/Corp Index, 40% Salomon Bros 90-day T-Bills, 10% Lehman Bros Mortgage Index,
    and 10% S&P 500. For additional information regarding the individual indices, see page 7. Source:
    Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(5) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to June 30, 1997, the Advisor (Sierra Investment Services Corporation)
waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration
Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1,
1996, the Advisor (Sierra Investment Advisors Corporation), and Administrator waived a portion of their management fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

ECONOMIC/MARKET REVIEW

The bond markets experienced periods of volatility over the past 12 months, but the net result was slightly lower interest rates for the period. The yield on the 10-year Treasury Note dropped almost one-quarter of a percent, or 22 basis points, from 6.71% in June 1996 to 6.49% on June 30, 1997. Inflation remained very low throughout the entire period. During the second half of 1996, slow, sustainable economic growth coupled with low inflation paved the way for declining rates and strong bond prices. Signs of stronger growth appeared in early 1997 which led to inflation fears, rising interest rates, and weaker prices. However, activity slowed during the second quarter of 1997, allowing interest rates to settle and bond prices to recover.

Equity were also affected by these economic and interest rate trends. When interest rates increased in the first quarter of 1997 the equity markets reacted by dropping nearly 10%. This trend reversed itself in the second quarter of 1997 as slower growth returned, interest rates fell, and equity markets rallied back to new highs.

INVESTMENT STRATEGY

The SAM VALUE PORTFOLIO remained diversified in as many as seven funds, representing ten major asset classes. This level of diversification can reduce potential risk, as measured by volatility of returns, to levels below that of most single-fund holdings. Just as diversification of stock asset classes reduces the risk of market fluctuations, diversification of bond asset classes helps to reduce price volatility due to interest rate fluctuations.

More specifically, the investment strategy for the Portfolio was to:

1) Provide investors with income and capital appreciation with 85% of its holdings in bonds and 15% in large-cap equities

2) Maintain a competitive current yield by investing in corporate bonds and mortgage-backed securities, which produce higher yields than like-maturity Treasuries.

PORTFOLIO REALLOCATION REVIEW

Due to the active asset allocation provided by the SAM Portfolios, much of the negative performance of the first quarter of 1997 was averted. Prior to the upturn in interest rates, the Portfolio was allocated away from higher volatility long-term securities, with a total of 65% of Portfolio assets invested in short-term and intermediate-term bond classes. Bonds with shorter maturities do not react to interest rate fluctuations as much as long-term bonds; the lower-volatility characteristics of the short- and intermediate-term bonds helped to reduce downside risk for the Portfolio. In addition, the Portfolio was invested in large-cap equity issues found in the Sierra Growth & Income Fund which led the market throughout the period and made a strong contribution to overall performance. The allocation in equities was recently reduced from 20% to 15% to reduce overall Portfolio risk.

Positions in mortgage-backed bonds and long-term corporate bonds enabled the Portfolio to pay a competitive current yield throughout the period, even through the short-term periods of price weakness.

The SAM VALUE PORTFOLIO benefited from an overweight in the higher-yielding mortgage sector, currently more than 25% of portfolio assets. Mortgage-related securities outperformed Treasury bonds by 180 basis points in the past 12 months, according to Lehman Brothers, by virtue of their superior current yields. The allocation in the long-term Sierra Corporate Income Fund, while adding somewhat to overall volatility, also provided high levels of income; and the fund's contribution to Portfolio total returns was positive due to the net decline in interest rates for the period.

In addition, increased allocations to foreign bonds through the Sierra Short Term Global Government Fund further diversified the Portfolio and contributed positively to overall performance.

OUTLOOK

Given our outlook for a low inflation rate environment over the next several quarters, prospects for fixed-income assets remain very positive. The strategic positioning of the Portfolio throughout the period worked to not only provide income, but also enhance overall performance. The Portfolio will continue to be managed towards its goal of income with some degree of capital appreciation. It will be positioned to maximize the benefits of asset allocation in anticipation of changing market and economic conditions, especially if inflation fears arise and the probability of higher interest rates recurs.

--------------------------------------------------------------------------------
             MUTUAL FUND ALLOCATION AS OF JUNE 30, 1997 - PIE CHART
--------------------------------------------------------------------------------

Short Term Global Govt. Fund:                10%
Short Term High Quality Bond Fund:            5%
Corporate Income Fund:                       10%
U.S. Government Fund:                        35%
Growth & Income Fund:                        15%
Global Money Fund:                           25%

--------------------------------------------------------------------------------
           ASSET CLASS DIVERSIFICATION AS OF JUNE 30, 1997 - PIE CHART
--------------------------------------------------------------------------------

U.S. Equity Small Cap:                     0.56%
U.S. Equity Mid Cap:                       4.76%
U.S. Equity Large Cap:                     8.62%
Foreign Bonds:                             6.45%
Foreign Stocks:                            0.74%
Corporates:                               10.42%
Cash Equivalents:                         25.97%
Treasuries:                               10.94%
Other:                                     3.35%
Asset-Backed:                              1.77%
U.S. Govt. Mortgages & Agencies:          26.42%

--------------------------------------------------------------------------------
SAM INCOME PORTFOLIO
--------------------------------------------------------------------------------
GOAL & OBJECTIVE

The INCOME PORTFOLIO is designed for the investor seeking long-term capital preservation and high levels of income. Its goal is to generate a premium above the rate of inflation over a period of at least three to five years. The INCOME PORTFOLIO is managed similarly to the SAM Account Fixed Strategy, a discretionary asset allocation service that invested in Sierra Trust Funds. The goal of the Strategy was to generate a return of 3% or more above the rate of inflation.(1)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW - LINE GRAPH

                                         Fund (Class
                         Fund (Class       A Shares;
                           A Shares;     adjusted for
           Capital       not adjusted    the maximum    Lehman Brothers
           Market         for sales      4.50% sales       Aggregate
         Benchmark(4)      charge)         charge)       Bond Index(5)

Inception(3) September 30, 1990

Sep 90     9550             10000           10000           10000
           9556             10007           10074           10127
           9715             10173           10177           10345
Dec        9864             10328           10284           10506
           9919             10386           10370           10636
          10083             10558           10458           10727
          10182             10661           10531           10801
          10336             10823           10616           10917
          10401             10891           10681           10981
Jun       10406             10896           10730           10975
          10550             11047           10825           11128
          10794             11302           10951           11368
          10940             11455           11065           11599
          11075             11596           11155           11728
          11184             11711           11234           11836
Dec 91    11492             12033           11387           12187
          11377             11913           11365           12021
          11464             12004           11420           12100
          11390             11926           11421           12032
          11458             11997           11485           12118
          11691             12241           11597           12347
Jun       11858             12416           11692           12518
          12117             12688           11810           12773
          12192             12767           11885           12902
          12289             12868           11966           13056
          12103             12673           11912           12882
          12119             12690           11929           12885
Dec 92    12310             12890           12024           13090
          12530             13120           12141           13341
          12769             13371           12244           13574
          12841             13447           12284           13631
          12924             13533           12343           13727
          13012             13625           12360           13745
Jun       13245             13869           12464           13993
          13350             13979           12507           14073
          13585             14225           12612           14319
          13574             14214           12637           14358
          13686             14331           12678           14411
          13553             14191           12664           14289
Dec 93    13604             14245           12712           14366
          13815             14466           12811           14560
          13488             14123           12741           14306
          13013             13627           12637           13953
          12818             13422           12603           13841
          12729             13329           12615           13840
Jun       12654             13250           12634           13810
          12922             13531           12771           14084
          12874             13481           12808           14101
          12680             13277           12758           13894
          12644             13240           12785           13882
          12662             13259           12793           13851
Dec 94    12584             13177           12858           13947
          12751             13352           13005           14223
          13004             13616           13175           14561
          13072             13688           13254           14650
          13246             13870           13374           14855
          13784             14433           13625           15430
Jun       13800             14450           13705           15543
          13745             14393           13741           15509
          13966             14624           13848           15696
          14083             14746           13938           15848
          14284             14957           14034           16054
          14487             15170           14157           16295
Dec 95    14681             15373           14277           16523
          14753             15448           14359           16632
          14446             15127           14299           16343
          14315             14990           14298           16229
          14211             14880           14303           16138
          14182             14851           14333           16105
Jun       14335             15011           14448           16321
          14375             15053           14503           16365
          14332             15007           14537           16338
          14556             15242           14682           16622
          14869             15569           14859           16991
          15099             15811           14999           17281
Dec 96    15004             15711           14983           17121
          15018             15725           15045           17174
          15093             15804           15103           17217
          14931             15635           15074           17026
          15097             15808           15201           17281
          15233             15950           15300           17445
Jun 97    15399             16124           15409           17653

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

For the 12-month period ended June 30, 1997, the SAM INCOME PORTFOLIO'S total return was 7.47%; after an adjustment for the maximum sales charge, the net return for a 1-year investment was 2.63%. Current yields generated by the Portfolio throughout the period were competitive, ending with the 30-Day SEC Yield as of June 30, 1997 at 5.52%.

Long-term returns continue to be this Portfolio's strength, with an average annual total return of 7.35%, or 6.62% adjusted for the maximum sales charge, from inception (September 30, 1990) through June 30, 1997. In addition, considering the Portfolio's objective of above-inflation returns, the Portfolio has paid investors an annual return premium over inflation averaging 4.50% (3.77% adjusted for the maximum sales charge) each year since the inception of the Portfolio.(2) For additional information, including Class B Share performance, see the accompanying chart.(3)

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97                     1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                       (September 30, 1990)
CLASS A SHARES
         Fund (not adjusted for sales charge)                    7.47%           5.36%          7.35%
         Fund (adjusted for the maximum 4.5% sales charge)       2.63%           4.39%          6.62%
         Capital Market Benchmark(4)                             6.65%           5.68%          6.61%

CLASS B SHARES                                                 1 Year          5 Year     Since Inception
                                                               ------------------------------------------
                                                                                          (June 30, 1994)
         Fund (not adjusted for sales charge)                    6.63%          N/A             5.98%
         Fund (adjusted for the maximum 5% CDSC)                 1.63%          N/A             5.09%(6)
         Capital Market Benchmark(4)                             6.65%          N/A             6.84%
-----------------------------------------------------------------------------------------------------------

(1) The stated goals may or may not be met and are in no way a guarantee.

(2) Annual rate of inflation: 2.85%   Source: Bloomberg Business News

(3) All performance shown prior to the November 1, 1996, asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM
    Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM
    Account was not registered as an investment company under the Investment Company Act of 1940 ("Act")
    and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(4) The Income Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon
    Bros. 90-day T-Bills, 30% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 10% Lehman Bros Mortgage
    Index, and 10% Lehman Bros BAA LT Corporate Bond Index. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(5) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(6) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to June 30, 1997, the Advisor (Sierra Investment Services Corporation)
waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration
Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1,
1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or
Custodian credits, yield and total return would have been lower.

ECONOMIC/MARKET REVIEW

The bond markets experienced periods of volatility over the past 12 months, but the net result was slightly lower interest rates for the period. The yield on the 10-year Treasury Note dropped almost one-quarter of a percent, or 22 basis points, from 6.71% in June 1996 to 6.49% as of June 30, 1997.

During the second half of 1996, slow, sustainable economic growth rate coupled with low inflation paved the way for declining rates and positive bond performance. In early 1997, growth of the economy began to gain momentum, raising concerns about wage and price inflation. In response, the Federal Reserve raised interest rates, causing short-term price weakness in bonds. Economic activity, however, slowed by the end of the first quarter of 1997. With inflation remaining low, interest rates declined during the second quarter, and bond prices rallied in response.

INVESTMENT STRATEGY
The SAM INCOME PORTFOLIO remained diversified in as many as five bond funds, including money market funds. These funds represent six major asset classes which provide a high degree of asset diversification for investors. Just as diversification of stock asset classes reduces the risk of market fluctuations, diversification of bond asset classes helps to reduce price volatility due to interest rate fluctuations.

More specifically, the investment strategy for the Portfolio was to:

1) Increase the levels of diversification and manage risk by increasing exposure to global bonds and adding to a small cash position

2) Maintain a competitive current yield by investing in corporate bonds and mortgage-backed securities, which produce higher yields compared to like-maturity Treasuries.

PORTFOLIO REALLOCATION REVIEW

Due to the active asset allocation provided by the SAM Portfolios, much of the negative performance of the first quarter of 1997 was averted. Prior to the upturn in interest rates, the Portfolio was allocated away from higher volatility long-term securities, with a total of 70% of Portfolio assets invested in short-term and intermediate-term bond classes. Bonds with shorter maturities do not react to interest rate fluctuations as much as long-term bonds; the lower-volatility characteristics of the short- and intermediate-term bonds helped to reduce downside risk for the Portfolio.

Positions in mortgage-backed bonds and long-term corporate bonds enabled the Portfolio to pay a competitive current yield throughout the period, even through the short-term periods of price weakness.

The SAM INCOME PORTFOLIO benefited from an overweight in the higher-yielding mortgage sector, currently more than one-third of Portfolio assets. Mortgage-related securities outperformed Treasury bonds by 180 basis points in the past 12 months, according to Lehman Brothers, by virtue of their superior current yields. The allocation in the long-term Sierra Corporate Income Fund, while adding somewhat to overall volatility, also provided high levels of income; and the fund's contribution to Portfolio total returns was positive due to the net decline in interest rates for the period.

In addition, increased allocations to foreign bonds through the Sierra Short Term Global Government Fund further diversified the Portfolio and contributed positively to overall performance.

OUTLOOK

Given our outlook for a low inflation rate environment over the next several quarters, prospects for fixed-income assets remain very positive. The strategic positioning of the Portfolio throughout the period worked to not only provide income, but also enhance overall performance. The Portfolio will continue to be managed towards its goal of capital preservation and income. It will be positioned to maximize the benefits of asset allocation in anticipation of changing market and economic conditions, especially if inflation fears arise and the probability of higher interest rates recurs.

-------------------------------------------------------------------------------
             MUTUAL FUND ALLOCATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

Short Term Global Govt. Fund:                10%
Global Money Fund:                           10%
Short Term High Quality Bond Fund:           10%
U.S. Government Fund:                        40%
Corporate Income Fund:                       30%

-------------------------------------------------------------------------------
           ASSET CLASS DIVERSIFICATION AS OF JUNE 30, 1997 - PIE CHART
-------------------------------------------------------------------------------

Foreign Bonds:                                6.45%
Other:                                        5.04%
Cash Equivalents:                            11.45%
Asset-Backed:                                 2.97%
U.S. Govt. Mortgages & Agencies              33.45%
Treasuries:                                  13.22%
Corporates:                                  27.42%

-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                      SIERRA ASSET MANAGEMENT PORTFOLIOS
                                                 JUNE 30, 1997

                         CAPITAL
                          GROWTH            GROWTH            BALANCED            VALUE             INCOME
                        PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                     ---------------   ----------------   ----------------   ---------------   ---------------
ASSETS:

Investments, at value
  (Note 2)
  See portfolios of
    investments (a)      $50,120,501       $295,081,739       $208,818,286       $19,939,993       $17,976,263
Cash ..............              981                299                573               502               522
Dividends and/or
  interest
  receivable ......           19,950            268,684            411,229            90,112           103,762
Receivable for
  Portfolio shares
  sold ............          128,145            204,312            660,124           --                    223
Unamortized
  organization
  costs (Note 8) ..           36,122             36,122             36,122            36,122            36,122
Receivable from
  administrator ...            1,041            --                 --                 12,337             6,635
                         -----------       ------------       ------------       -----------       -----------
    Total Assets ..       50,306,740        295,591,156        209,926,334        20,079,066        18,123,527
                         -----------       ------------       ------------       -----------       -----------
LIABILITIES:

Payable for
  Portfolio shares
  redeemed ........              800            303,771            366,928            26,736            95,984
Payable for
  investment
  securities
  purchased .......          163,981            --                 --                --                --
Investment advisory
  fee payable (Note 3)         6,033             36,082             25,693             2,493             2,262
Administration fee
  payable (Note 3)           --                  67,955             52,479           --                --
Shareholder
  servicing and
  distribution fees
  payable (Note 5)            31,610            157,039            103,728             8,734             6,557
Dividends payable .          --                 --                   4,696             4,859            41,872
Accrued legal and
  audit fees ......           16,370             35,093             22,505            15,730            13,515
Custodian fees
  payable (Note 3)                69                 77                 77               110                78
Accrued transfer
  agent fees (Note 3)          2,738             12,079              7,520               778               647
Accrued Trustees'
  fees and expenses
  (Note 4) ........              311              1,859              1,324               129               117
Accrued
  registration and
  filing fees .....           23,593            100,926             71,696            18,585            13,634
Accrued expenses
  and other
  payables ........            6,444             38,537             27,441             2,663             2,416
                         -----------       ------------       ------------       -----------       -----------
    Total
  Liabilities .....          251,949            753,418            684,087            80,817           177,082
                         -----------       ------------       ------------       -----------       -----------
NET ASSETS ........      $50,054,791       $294,837,738       $209,242,247       $19,998,249       $17,946,445
                         ===========       ============       ============       ===========       ===========
NET ASSETS CONSIST OF:
Undistributed net
  investment income/
  (distributions in
  excess of net
  investment income)     $  (202,159)      $       191        $     76,816       $    21,297       $    18,156
Accumulated net
  realized gain/
  (loss) on
  investments .....          316,081            763,262          1,157,613           244,976           (25,034)
Net unrealized
  appreciation/
  (depreciation) of
  investments .....        2,591,328          9,627,435          8,780,900           221,883           (50,474)
Paid-in capital ...       47,349,541        284,446,850        199,226,918        19,510,093        18,003,797
                         -----------       ------------       ------------       -----------       -----------
    Total Net
     Assets .......      $50,054,791       $294,837,738       $209,242,247       $19,998,249       $17,946,445
                         ===========       ============       ============       ===========       ===========
NET ASSETS:
Class A Shares ....      $14,252,961       $136,141,181       $109,421,054       $12,613,056       $13,409,935
                         ===========       ============       ============       ===========       ===========
Class B Shares ....      $35,801,830       $158,696,557       $ 99,821,193       $ 7,385,193       $ 4,536,510
                         ===========       ============       ============       ===========       ===========
SHARES OUTSTANDING:
Class A Shares ....        1,266,018         12,539,328          9,993,652         1,193,528         1,323,410
                         ===========       ============       ============       ===========       ===========
Class B Shares ....        3,198,772         14,688,974          9,116,810           698,837           447,709
                         ===========       ============       ============       ===========       ===========
CLASS A SHARES:
Net asset value per
  share of beneficial
  interest outstanding*       $11.26             $10.86             $10.95            $10.57            $10.13
                         ===========       ============       ============       ===========       ===========
Maximum sales charge           5.75%              5.50%              5.25%             4.50%             4.50%
Maximum offering
  price per share
  of beneficial
  interest
  outstanding .....           $11.95             $11.49             $11.56            $11.07            $10.61
                         ===========       ============       ============       ===========       ===========

CLASS B SHARES:
Net asset value and
  offering price
  per share of
  beneficial
  interest
  outstanding* ....           $11.19             $10.80             $10.95            $10.57            $10.13
                         ===========       ============       ============       ===========       ===========
----------------
(a) INVESTMENTS, AT
  COST (NOTE 2) ...      $47,529,173       $285,454,304       $200,037,386       $19,718,110       $18,026,737

*Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                      SIERRA ASSET MANAGEMENT PORTFOLIOS

                                      FOR THE PERIOD ENDED JUNE 30, 1997*

                              CAPITAL
                              GROWTH            GROWTH           BALANCED           VALUE          INCOME
                             PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                          --------------   ---------------   ---------------   --------------   ------------

INVESTMENT INCOME:

Dividends ..............      $  157,651       $ 2,922,882       $ 4,220,523       $  770,648       $862,620
Interest ...............          17,548            80,681            47,974            7,706          6,073
                              ----------       -----------       -----------       ----------       --------
    Total Investment
      Income ...........         175,199         3,003,563         4,268,497          778,354        868,693
                              ----------       -----------       -----------       ----------       --------
EXPENSES:
Investment advisory fee
  (Note 3) .............          36,642           260,044           188,577           19,886         18,539
Administration fee (Note 3)      122,140           866,812           628,588           66,287         61,795
Custodian fees (Note 3)            1,128             1,164             1,257            1,533          1,249
Legal and audit fees ...          29,148           113,084            83,848           22,480         19,651
Trustees' fees and
  expenses (Note 4) ....             851             4,706             3,496              359            307
Amortization of
  organization and
  offering costs (Note 8)         37,040            37,040            37,040           37,040         37,040
Registration and filing
  fees .................          35,529           140,825            98,099           25,396         20,724
Transfer agent fees
  (Note 3) .............          17,090            88,082            54,703            6,012          5,146
Other ..................          13,833            77,645            57,674            8,700          8,534
Shareholder servicing
  and distribution fees (Note 5):
  Class A Shares .......          16,775           210,208           173,926           21,809         23,425
  Class B Shares .......         177,179           892,793           561,471           45,337         29,891
Fees waived and/or
  expenses absorbed by
  investment advisor and
  administrator (Note 3)        (130,847)         (412,724)         (302,235)         (97,522)       (88,089)
                              ----------       -----------       -----------       ----------       --------
    Subtotal ...........         356,508         2,279,679         1,586,444          157,317        138,212
Credits allowed by the
  custodian (Note 3) ...          (3,212)          (19,033)           (9,714)            (747)          (315)
                              ----------       -----------       -----------       ----------       --------
    Net expenses .......         353,296         2,260,646         1,576,730          156,570        137,897
                              ----------       -----------       -----------       ----------       --------
NET INVESTMENT INCOME/
  (LOSS) ...............        (178,097)          742,917         2,691,767          621,784        730,796
                              ----------       -----------       -----------       ----------       --------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  (Notes 2 and 6):
Net realized loss on
  investments during the
  period ...............        (832,813)       (4,572,450)       (2,221,544)         (82,264)       (25,028)
Capital gain
  distributions received       2,663,475        17,000,068         8,289,328          498,118          --
Net change in unrealized
  appreciation/
  (depreciation) of
  investments during the
  period ...............       2,591,328         9,627,435         8,780,900          221,883        (50,474)
                              ----------       -----------       -----------       ----------       --------
Net Realized and
  Unrealized Gain/(Loss)
  on Investments .......       4,421,990        22,055,053        14,848,684          637,737        (75,502)
                              ----------       -----------       -----------       ----------       --------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...........      $4,243,893       $22,797,970       $17,540,451       $1,259,521       $655,294
                              ==========       ===========       ===========       ==========       ========

--------------
*The Portfolios' Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                     SIERRA ASSET MANAGEMENT PORTFOLIOS

                                     FOR THE PERIOD ENDED JUNE 30, 1997*

                          CAPITAL
                           GROWTH            GROWTH           BALANCED             VALUE             INCOME
                         PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                         ---------          ---------         ---------          ---------         ---------
Net investment
  income/(loss) .      $  (178,097)        $  742,917       $  2,691,767        $  621,784        $  730,796
Net realized loss
  on investments
  during the
  period ........         (832,813)        (4,572,450)        (2,221,544)          (82,264)          (25,028)
Capital gain
  distributions
  received ......        2,663,475         17,000,068          8,289,328           498,118           --
Net unrealized
  appreciation/
  (depreciation)
  of investments
  during the
  period ........        2,591,328          9,627,435          8,780,900           221,883           (50,474)
                       -----------       ------------       ------------       -----------       -----------
Net increase in
  net assets
  resulting from
  operations ....        4,243,893         22,797,970         17,540,451         1,259,521           655,294
Distributions to
  shareholders from:
  Net investment
   income:
    Class A Shares         --                (656,680)        (1,872,563)         (438,577)         (571,274)
    Class B Shares         --                 (86,237)          (819,204)         (183,207)         (159,522)
  Distributions
   in excess of
   net investment
   income:
    Class A Shares        (432,599)        (5,678,412)        (2,697,778)         (121,042)          (12,235)
    Class B Shares      (1,142,282)        (6,029,325)        (2,177,251)          (62,906)           (3,903)
  Net realized
   gains on
   investments:
    Class A Shares            (406)           --                    (389)             (256)               (5)
    Class B Shares          (1,155)           --                    (270)             (115)               (1)
Net increase in
  net assets from
  Portfolio share
  transactions:
    Class A Shares      13,405,891        131,432,582        104,172,141        12,313,830        13,469,251
    Class B Shares      33,961,449        153,037,840         95,077,110         7,211,001         4,548,840
                       -----------       ------------       ------------       -----------       -----------
Net increase in
  net assets ....       50,034,791        294,817,738        209,222,247        19,978,249        17,926,445
NET ASSETS:
Beginning of
  period ........           20,000             20,000             20,000            20,000            20,000
                       -----------       ------------       ------------       -----------       -----------
End of period ...      $50,054,791       $294,837,738       $209,242,247       $19,998,249       $17,946,445
                       ===========       ============       ============       ===========       ===========
Undistributed net
  investment
  income/
  (distributions
  in excess of
  net investment
  income) at end
  of period .....      $  (202,159)      $        191       $     76,816       $    21,297       $    18,156
                       ===========       ============       ============       ===========       ===========

--------------
* The Portfolios' Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                                     SIERRA ASSET MANAGEMENT PORTFOLIOS

                                     FOR THE PERIOD ENDED JUNE 30, 1997*

                         CAPITAL
                          GROWTH            GROWTH            BALANCED            VALUE             INCOME
                        PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                        ---------          ---------          ---------         ---------         ---------
AMOUNT
 CLASS A:
  Sold ..........      $14,561,758       $153,704,747       $126,999,007       $16,188,869       $18,811,393
  Issued as
  reinvestment of
  dividends .....          406,975          6,299,489          4,442,814           512,504           269,092
  Redeemed ......       (1,562,842)       (28,571,654)       (27,269,680)       (4,387,543)       (5,611,234)
                       -----------       ------------       ------------       -----------       -----------
  Net increase ..      $13,405,891       $131,432,582       $104,172,141       $12,313,830       $13,469,251
                       ===========       ============       ============       ===========       ===========
 CLASS B:
  Sold ..........      $34,262,712       $162,649,840       $104,072,070       $ 8,433,643       $ 5,718,919
  Issued as
  reinvestment of
  dividends .....        1,130,781          6,026,225          2,955,038           231,229            99,878
  Redeemed ......       (1,432,044)       (15,638,225)       (11,949,998)       (1,453,871)       (1,269,957)
                       -----------       ------------       ------------       -----------       -----------
  Net increase ..      $33,961,449       $153,037,840       $ 95,077,110       $ 7,211,001       $ 4,548,840
                       ===========       ============       ============       ===========       ===========
SHARES
 CLASS A:
  Sold ..........        1,373,772         14,708,889         12,169,876         1,564,273         1,849,003
  Issued as
  reinvestment of
  dividends .....           39,283            622,409            428,830            49,180            26,612
  Redeemed ......         (148,037)        (2,792,970)        (2,606,054)         (420,925)         (553,205)
                       -----------       ------------       ------------       -----------       -----------
  Net increase ..        1,265,018         12,538,328          9,992,652         1,192,528         1,322,410
                       ===========       ============       ============       ===========       ===========
 CLASS B:
  Sold ..........        3,224,045         15,618,441          9,967,493           814,464           562,467
  Issued as
  reinvestment of
  dividends .....          109,360            598,687            285,165            22,213             9,879
  Redeemed ......         (135,633)        (1,529,154)        (1,136,848)         (138,840)         (125,637)
                       -----------       ------------       ------------       -----------       -----------
  Net increase ..        3,197,772         14,687,974          9,115,810           697,837           446,709
                       ===========       ============       ============       ===========       ===========

--------------
*The Portfolios' Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          CAPITAL GROWTH PORTFOLIO

                          FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                CLASS A SHARES        CLASS B SHARES
                                                                --------------        --------------
                                                                   PERIOD                PERIOD
                                                                    ENDED                 ENDED
                                                                  06/30/97*             06/30/97*
                                                                  ---------             ---------
Net asset value, beginning of period ......................        $10.00                $10.00
                                                                   ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................................         (0.02)+++             (0.10)+++
Net realized and unrealized gain on investments ...........          1.90                  1.90
                                                                   ------                ------
Total from investment operations ..........................          1.88                  1.80
LESS DISTRIBUTIONS:
Dividends from net investment income ......................           --                    --
Distributions in excess of net investment income ..........         (0.62)                (0.61)
Distributions from net realized capital gains .............         (0.00)***             (0.00)***
                                                                   ------                ------
Total distributions .......................................         (0.62)                (0.61)
                                                                   ------                ------
Net asset value, end of period ............................        $11.26                $11.19
                                                                   ======                ======
TOTAL RETURN+ .............................................         19.33%                18.48%
                                                                   ======                ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ......................       $14,253               $35,802
Ratio of operating expenses to average net assets++ .......          0.90%**               1.65%**
Ratio of net investment loss to average net assets ........         (0.19)%**             (0.94)%**
Portfolio turnover rate ...................................            33%                   33%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++ .......................          0.91%**               1.66%**
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and/or credits
 allowed by the custodian++ ...............................          1.45%**               2.20%**
Net investment loss per share without fee waivers, expenses
 absorbed and/or credits allowed
 by the custodian .........................................      $  (0.07)+++          $  (0.15)+++

----------------
  *  The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 **  Annualized.
***  Amount represents less than $0.01.
  +  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
+++  Per share numbers have been calculated using the average shares method.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          GROWTH PORTFOLIO

                      FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               CLASS A SHARES        CLASS B SHARES
                                                               --------------        --------------
                                                                   PERIOD                PERIOD
                                                                    ENDED                 ENDED
                                                                  06/30/97*             06/30/97*
                                                                  ---------             ---------
Net asset value, beginning of period ......................        $10.00                $10.00
                                                                   ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................          0.08+++               0.01+++
Net realized and unrealized gain on investments ...........          1.32                  1.31
                                                                   ------                ------
Total from investment operations ..........................          1.40                  1.32
LESS DISTRIBUTIONS:
Dividends from net investment income ......................         (0.08)                (0.01)
Distributions in excess of net investment income ..........         (0.46)                (0.51)
                                                                   ------                ------
Total distributions .......................................         (0.54)                (0.52)
                                                                   ------                ------
Net asset value, end of period ............................        $10.86                $10.80
                                                                   ======                ======
TOTAL RETURN+ .............................................         14.39%                13.59%
                                                                    =====                 =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ......................      $136,141              $158,697
Ratio of operating expenses to average net assets++ .......          0.92%**               1.67%**
Ratio of net investment income to average net assets ......          0.81%**               0.06%**
Portfolio turnover rate ...................................            20%                   20%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++ .......................          0.93%**               1.68%**
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and/or credits
 allowed by the custodian++ ...............................          1.17%**               1.92%**
Net investment income/(loss) per share without fee waivers,
 expenses absorbed and/or credits allowed
 by the custodian .........................................        $ 0.06+++             $(0.01)+++

----------------
  *  The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 **  Annualized.
  +  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
+++  Per share numbers have been calculated using the average shares method.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                              BALANCED PORTFOLIO

           FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                CLASS A SHARES        CLASS B SHARES
                                                                --------------        --------------
                                                                     PERIOD               PERIOD
                                                                     ENDED                 ENDED
                                                                   06/30/97*             06/30/97*
                                                                   ---------             ---------
Net asset value, beginning of period .......................        $10.00               $10.00
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................          0.20+++              0.14+++
Net realized and unrealized gain on investments ............          1.27                 1.25
                                                                    ------               ------
Total from investment operations ...........................          1.47                 1.39
LESS DISTRIBUTIONS:
Dividends from net investment income .......................         (0.20)               (0.14)
Distributions in excess of net investment income ...........         (0.32)               (0.30)
Distributions from net realized capital gains ..............         (0.00)***            (0.00)***
                                                                    ------               ------
Total distributions ........................................         (0.52)               (0.44)
                                                                    ------               ------
Net asset value, end of period .............................        $10.95               $10.95
                                                                    ======               ======
TOTAL RETURN+ ..............................................         15.02%               14.23%
                                                                     =====                =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................      $109,421              $99,821
Ratio of operating expenses to average net assets++ ........          0.92%**              1.67%**
Ratio of net investment income to average net assets .......          2.48%**              1.73%**
Portfolio turnover rate ....................................            46%                  46%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++ ........................          0.93%**              1.68%**
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and/or credits
 allowed by the custodian++ ................................          1.17%**              1.92%**
Net investment income per share without fee waivers,
 expenses absorbed and/or credits
 allowed by the custodian ..................................      $   0.18+++           $  0.12+++

----------------
  *  The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 **  Annualized.
***  Amount represents less than $0.01.
  +  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
+++  Per share numbers have been calculated using the average shares method.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           VALUE PORTFOLIO

                      FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                CLASS A SHARES        CLASS B SHARES
                                                                --------------        --------------
                                                                     PERIOD               PERIOD
                                                                     ENDED                 ENDED
                                                                   06/30/97*             06/30/97*
                                                                   ---------             ---------
Net asset value, beginning of period .......................        $10.00               $10.00
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................          0.43+++              0.38+++
Net realized and unrealized gain on investments ............          0.70                 0.68
                                                                    ------               ------
Total from investment operations ...........................          1.13                 1.06
LESS DISTRIBUTIONS:
Dividends from net investment income .......................         (0.43)               (0.38)
Distributions in excess of net investment income ...........         (0.13)               (0.11)
Distributions from net realized capital gains ..............         (0.00)***            (0.00)***
                                                                    ------               ------
Total distributions ........................................         (0.56)               (0.49)
                                                                    ------               ------
Net asset value, end of period .............................        $10.57               $10.57
                                                                    ======               ======
TOTAL RETURN+ ..............................................         11.58%               10.80%
                                                                    ======               ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................       $12,613               $7,385
Ratio of operating expenses to average net assets++ ........          0.92%**              1.67%**
Ratio of net investment income to average net assets .......          4.95%**              4.20%**
Portfolio turnover rate ....................................            54%                  54%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++ ........................          0.93%**              1.68%**
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and/or credits
 allowed by the custodian++ ................................          1.67%**              2.42%**
Net investment income per share without fee waivers,
 expenses absorbed and/or credits allowed
 by the custodian ..........................................       $  0.37+++            $ 0.32+++

----------------
  *  The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 **  Annualized.
***  Amount represents less than $0.01.
  +  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
+++  Per share numbers have been calculated using the average shares method.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          INCOME PORTFOLIO

                      FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                             CLASS A SHARES         CLASS B SHARES
                                                             --------------         --------------
                                                                  PERIOD                 PERIOD
                                                                   ENDED                  ENDED
                                                                 06/30/97*              06/30/97*
                                                                 ---------              ---------
Net asset value, beginning of period ....................         $10.00                 $10.00
                                                                  ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................           0.58+++                0.51+++
Net realized and unrealized gain on investments .........           0.14#                  0.14#
                                                                  ------                 ------
Total from investment operations ........................           0.72                   0.65
LESS DISTRIBUTIONS:
Dividends from net investment income ....................          (0.58)                 (0.51)
Distributions in excess of net investment income ........          (0.01)                 (0.01)
Distributions from net realized capital gains ...........          (0.00)***              (0.00)***
                                                                  ------                 ------
Total distributions .....................................          (0.59)                 (0.52)
                                                                  ------                 ------
Net asset value, end of period ..........................         $10.13                 $10.13
                                                                  ======                 ======
TOTAL RETURN+ ...........................................           7.38%                  6.63%
                                                                  ======                 ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................        $13,410                 $4,537
Ratio of operating expenses to average net assets++ .....           0.93%**                1.68%**
Ratio of net investment income to average net assets ....           6.09%**                5.34%**
Portfolio turnover rate .................................             56%                    56%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++ .....................           0.93%**                1.68%**
Ratio of operating expenses to average net assets without
 fee waivers, expenses absorbed and/or credits
 allowed by the custodian++ .............................           1.65%**                2.40%**
Net investment income per share without fee waivers,
 expenses absorbed and/or credits
 allowed by the custodian ...............................        $  0.51+++              $ 0.44+++

----------------
  *  The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 **  Annualized.
***  Amount represents less than $0.01.
  +  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
+++  Per share numbers have been calculated using the average shares method.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

                                      CAPITAL GROWTH PORTFOLIO
                                            JUNE 30, 1997

                                                                                           VALUE
           SHARES                                                                        (NOTE 2)
           ------                                                                        --------
INVESTMENT COMPANY SECURITIES -- 98.8%
          278,914  Emerging Growth Fund ........................................      $ 5,112,492
        4,922,986  Global Money Fund ...........................................        4,922,986
        1,068,915  Growth and Income Fund ......................................       17,038,501
        1,167,021  Growth Fund .................................................       17,435,321
          418,628  International Growth Fund ...................................        4,948,201
                                                                                      -----------
                   Total Investment Company Securities
                     (Cost $46,866,173) ........................................       49,457,501
                                                                                      -----------

         PRINCIPAL                                                                         VALUE
          AMOUNT                                                                         (NOTE 2)
         ---------                                                                       --------
REPURCHASE AGREEMENT -- 1.3% (Cost $663,000)
       $  663,000  Agreement with Boston Safe Deposit & Trust Company, 5.000%
                     dated 06/30/1997, to be repurchased at $663,092 on 07/01/
                     1997 collateralized by $700,000 Student Loan Marketing
                     Association, 5.000%
                     due 02/08/1999 (Par Value $700,000) .......................      $   663,000
                                                                                      -----------
TOTAL INVESTMENTS
  (COST $47,529,173*) ..............................................      100.1%       50,120,501

OTHER ASSETS AND LIABILITIES (NET) .................................      (0.1)           (65,710)
                                                                          -----       -----------
NET ASSETS .........................................................      100.0%      $50,054,791
                                                                          =====       ===========

----------------
* Aggregate cost for federal tax purposes is $47,594,260.

                                          GROWTH PORTFOLIO
                                            JUNE 30, 1997
                                                                                     VALUE
           SHARES                                                                   (NOTE 2)
           ------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 100.0%
         2,569,460  Emerging Growth Fund ......................................  $ 47,098,209
        26,383,269  Global Money Fund .........................................    26,383,269
         3,755,479  Growth and Income Fund ....................................    59,862,329
         5,062,746  Growth Fund ...............................................    75,637,450
         4,979,059  International Growth Fund .................................    58,852,506
         2,817,571  U.S. Government Fund ......................................    26,935,976
                                                                                 ------------
                    Total Investment Company Securities
                      (Cost $285,142,304) .....................................   294,769,739
                                                                                 ------------
          PRINCIPAL                                                                   VALUE
           AMOUNT                                                                   (NOTE 2)
          ---------                                                                 --------
REPURCHASE AGREEMENT -- 0.1% (Cost $312,000)

          $312,000  Agreement with Boston Safe Deposit & Trust Company, 5.000%
                      dated
                      06/30/1997, to be repurchased at $312,043 on 07/01/1997
                      collateralized by $330,000 Student Loan Marketing
                      Association, 5.000% due 02/08/1999
                      (Par Value $330,000) ....................................  $    312,000
                                                                                 ------------

TOTAL INVESTMENTS
  (COST $285,454,304*) ............................................      100.1%   295,081,739

OTHER ASSETS AND LIABILITIES (NET) ................................      (0.1)       (244,001)
                                                                         -----   ------------
NET ASSETS ........................................................      100.0%  $294,837,738
                                                                         =====   ============
----------------
* Aggregate cost for federal tax purposes is $286,087,112.

                                         BALANCED PORTFOLIO
                                            JUNE 30, 1997
                                                                                           VALUE
            SHARES                                                                       (NOTE 2)
            ------                                                                       --------
INVESTMENT COMPANY SECURITIES -- 99.5%
        40,706,505  Global Money Fund .........................................      $ 40,706,505
         3,819,795  Growth and Income Fund ....................................        60,887,538
         2,269,146  Growth Fund ...............................................        33,901,069
         2,684,703  International Growth Fund .................................        31,733,211
         4,288,594  U.S. Government Fund ......................................        40,998,963
                                                                                     ------------
                    Total Investment Company Securities
                      (Cost $199,446,386) .....................................       208,227,286
                                                                                     ------------

         PRINCIPAL                                                                         VALUE
           AMOUNT                                                                        (NOTE 2)
           ------                                                                        --------
REPURCHASE AGREEMENT -- 0.3% (Cost $591,000)
          $591,000  Agreement with Boston Safe Deposit & Trust Company, 5.000%
                      dated
                      06/30/1997, to be repurchased at $591,082 on 07/01/1997
                      collateralized by $625,000 Student Loan Marketing
                      Association, 5.000% due 02/08/1999
                      (Par Value $625,000) ....................................      $    591,000
                                                                                     ------------

TOTAL INVESTMENTS
  (COST $200,037,386*) ............................................       99.8%       208,818,286

OTHER ASSETS AND LIABILITIES (NET) ................................        0.2            423,961
                                                                         -----       ------------
NET ASSETS ........................................................      100.0%      $209,242,247
                                                                         =====       ============
----------------
* Aggregate cost for federal tax purposes is $200,039,536.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

                               VALUE PORTFOLIO
                                JUNE 30, 1997

                                                                                           VALUE
            SHARES                                                                       (NOTE 2)
            ------                                                                       --------
INVESTMENT COMPANY SECURITIES -- 98.6%
           192,362  Corporate Income Fund ......................................      $ 1,983,255
         4,880,100  Global Money Fund ..........................................        4,880,100
           190,334  Growth and Income Fund .....................................        3,033,925
           852,506  Short Term Global Government Fund ..........................        1,960,727
           420,697  Short Term High Quality Bond Fund ..........................          976,020
           720,813  U.S. Government Fund .......................................        6,890,966
                                                                                      -----------
                    Total Investment Company Securities
                      (Cost $19,503,110) .......................................       19,724,993
                                                                                      -----------

         PRINCIPAL                                                                         VALUE
           AMOUNT                                                                        (NOTE 2)
         --------                                                                        --------
REPURCHASE AGREEMENT -- 1.1% (Cost $215,000)
          $215,000  Agreement with Boston Safe Deposit & Trust Company, 5.000%
                      dated 06/30/1997, to be repurchased at $215,030 on 07/01/
                      1997 collateralized by $230,000 Student Loan Marketing
                      Association, 5.000% due
                      02/08/1999 (Par Value $230,000) ..........................       $  215,000
                                                                                      -----------

TOTAL INVESTMENTS
  (COST $19,718,110*) ..............................................       99.7%       19,939,993

OTHER ASSETS AND LIABILITIES (NET) .................................        0.3            58,256
                                                                      ---------       -----------
NET ASSETS .........................................................      100.0%      $19,998,249
                                                                          =====       ===========
----------------
* Aggregate cost for federal tax purposes is $19,723,614.

                                          INCOME PORTFOLIO
                                            JUNE 30, 1997

                                                                                           VALUE
            SHARES                                                                       (NOTE 2)
            ------                                                                       --------
INVESTMENT COMPANY SECURITIES -- 98.6%
           513,612  Corporate Income Fund ......................................      $ 5,295,345
         1,775,220  Global Money Fund ..........................................        1,775,220
           771,852  Short Term Global Government Fund ..........................        1,775,220
           765,181  Short Term High Quality Bond Fund ..........................        1,775,220
           740,405  U.S. Government Fund .......................................        7,078,258
                                                                                      -----------
                    Total Investment Company Securities
                      (Cost $17,749,737) .......................................       17,699,263
                                                                                      -----------

         PRINCIPAL                                                                         VALUE
           AMOUNT                                                                        (NOTE 2)
         --------                                                                        --------
REPURCHASE AGREEMENT -- 1.6% (Cost $277,000)
          $277,000  Agreement with Boston Safe Deposit & Trust Company, 5.000%
                      dated 06/30/1997, to be repurchased at $277,038 on 07/01/
                      1997 collateralized by $295,000 Student Loan Marketing
                      Association, 5.000% due
                      02/08/1999 (Par Value $295,000) ..........................      $   277,000
                                                                                      -----------

TOTAL INVESTMENTS
  (COST $18,026,737*) ..............................................      100.2%       17,976,263

OTHER ASSETS AND LIABILITIES (NET) .................................      (0.2)           (29,818)
                                                                          -----       -----------
NET ASSETS .........................................................      100.0%      $17,946,445
                                                                          =====       ===========
----------------
* Aggregate cost for federal tax purposes is $18,029,793.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

1.  ORGANIZATION AND BUSINESS

Sierra Asset Management Portfolios (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 26, 1996 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust was established in order to offer a range of asset allocation strategies to accommodate different investment philosophies and goals. The Trust offers five portfolios: the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios offers two classes of shares: Class A Shares and Class B Shares. Class A Shares are subject to an initial sales charge at the time of purchase. Certain Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one or two years from the date of purchase, depending on the circumstances. Class B Shares are subject to a CDSC if redeemed within six years from the date of purchase.

Each Portfolio of the Trust invests, within certain percentage ranges, in Class I Shares of the Sierra Trust Funds' Global Money and U.S. Government Money Funds (the "Money Funds"); Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); and Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds") (collectively, the "Underlying Funds"). In order to achieve its investment objective, each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolios' investments in those market segments and their corresponding Underlying Funds. Sierra Investment Services Corporation ("Sierra Services"), the Trust's investment advisor, may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Sierra Services' outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at their net asset value per share of each Class I Share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date. Short term investments that mature in 60 days or less are valued at amortized cost when the Board of Trustees determines that this constitutes fair value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Sierra Services, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS:

Each Portfolio may engage in futures transactions. The Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains and losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTIONS ON FUTURES CONTRACTS:

Each Portfolio may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities.

Writing puts and buying calls tends to increase the Portfolios' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Portfolios' exposure to the underlying instruments or to hedge other Portfolio investments.

Upon the purchase of a put option or a call option by the Portfolios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolios enter into a closing sale transaction, the Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying futures contract and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

When the Portfolios write a call option or a put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying futures contracts, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolios realize a gain or loss from the sale of the underlying futures contracts and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolios purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Portfolios may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Portfolios may incur a loss if the market price of the underlying futures contracts decreases and the option is exercised.

Certain risks are associated with the use of options on futures as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Portfolios' strategy unsuccessful and could result in a loss to the Portfolios. In addition, there is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class of shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Growth Portfolio will be declared and paid quarterly. Dividends from net investment income of the Capital Growth Portfolio will be declared and paid semi-annually. Dividends from net investment income of the Income Portfolio, Value Portfolio and Balanced Portfolio will be declared daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by each Portfolio as a whole.

For the year ended June 30, 1997, permanent differences resulting from book and tax accounting for organizational costs and distribution fees were reclassified between undistributed net investment income, accumulated net realized gain and paid-in capital at year end as stated in the table below. Short-term capital gain distributions were declared as ordinary income to reflect the tax character of distributions paid by the Portfolios.

                                              INCREASE            DECREASE
                                          UNDISTRIBUTED NET     ACCUMULATED
                           DECREASE          INVESTMENT         NET REALIZED
      NAME OF FUND      PAID-IN CAPITAL        INCOME            GAIN/LOSS
      ------------      ---------------  -------------------   --------------
Capital Growth
Portfolio ............     $(37,799)         $ 1,550,819        $(1,513,020)
Growth Portfolio .....      (43,572)          11,707,928        (11,664,356)
Balanced Portfolio ...      (42,333)           4,951,845         (4,909,512)
Value Portfolio ......      (34,738)             205,245           (170,507)
Income Portfolio .....      (34,294)              34,294             --

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Trust are allocated to all the Portfolios based upon relative net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

Sierra Services, as investment advisor, provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, Sierra Services is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets.

Sierra Services is a wholly-owned subsidiary of Sierra Capital Management Corporation ("SCMC"), which is a wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publicly held corporation. (See Note 11).

Fees voluntarily waived and expenses absorbed by Sierra Services for the period ended June 30, 1997 are as follows:

        NAME OF FUND                           FEES WAIVED     EXPENSES ABSORBED
        ------------                           -----------     -----------------
Capital Growth Portfolio ...................    $ 6,241             $41,371
Growth Portfolio ...........................     54,435              98,600
Balanced Portfolio .........................     40,744              82,121
Value Portfolio ............................      4,470              34,312
Income Portfolio ...........................      4,476              33,580

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC and under common control with Sierra Services, serves as administrator to the Trust. For its services as administrator, Sierra Administration is entitled to a monthly fee at an annual rate of 0.50% of each Portfolio's average daily net assets. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation, serves as sub-administrator and transfer agent of the Trust. Sierra Administration pays First Data Investor Services Group, Inc. for its services as a sub-administrator while the Trust pays First Data Investor Services Group, Inc. for its services as transfer agent, including certain out-of-pocket expenses.

Fees voluntarily waived by Sierra Administration for the period ended June 30, 1997 are as follows:

        NAME OF FUND                                                 FEES WAIVED
        ------------                                                 -----------
Capital Growth Portfolio .......................................      $ 83,235
Growth Portfolio ...............................................       259,689
Balanced Portfolio .............................................       179,370
Value Portfolio ................................................        58,740
Income Portfolio ...............................................        50,033

The Trust pays Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, certain custodial transaction charges for its services as the Trust's custodian.

Custodian fees for certain Portfolios have been reduced by credits allowed by Boston Safe for the period ended June 30, 1997 as follows:

                                                                 CREDITS ALLOWED
                                                                     BY THE
        NAME OF FUND                                                CUSTODIAN
        ------------                                             ---------------
Capital Growth Portfolio .....................................       $ 3,212
Growth Portfolio .............................................        19,033
Balanced Portfolio ...........................................         9,714
Value Portfolio ..............................................           747
Income Portfolio .............................................           315

For the period ended June 30, 1997, Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, and Sierra Services have informed the Portfolios that they received $1,043,658 and $176,272 respectively, representing commissions (front-end sales charges). In addition, for the period ended June 30, 1997, Sierra Services and Funds Distributor Inc. informed the Portfolios that they received $497,858 from CDSCs.

4.  TRUSTEES' FEES

No director, officer or employee of GW Securities, Sierra Services, a registered investment advisor and broker-dealer, Sierra Administration or First Data Investor Services Group, Inc., or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of GW Securities, Sierra Services, Sierra Administration or First Data Investor Services Group, Inc., or any of their affiliates $250 per board meeting attended and $200 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Lead Trustee has been receiving one and a half times the normal Trustee's compensation.

For the period ended June 30, 1997, Sierra Advisors paid Trustees fees in the amount of $80,500 for all special meetings held with regard to the contemplation of the sale of Sierra Capital Management Corporation, as well as, the proposed merger between GWFC and Washington Mutual, Inc. ("Washington Mutual").

5.  DISTRIBUTION PLANS

Sierra Services serves as distributor of the Class A Shares and Class B Shares of the Portfolios and is also the distributor of the shares of the Underlying Funds. Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A Shares ("Class A Plan") and one for the Class B Shares ("Class B Plan"). Under the Class A Plan, Sierra Services is to be paid an annual distribution fee of up to 0.25% of the average daily net assets of the Class A Shares of each Portfolio for activities primarily intended to result in the sale of Class A Shares of the Portfolios. Under the Class B Plan, Sierra Services is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B Shares of each Portfolio for activities primarily intended to result in the sale of Class B Shares of the Portfolios. In addition, under the Class B Plan, Class B Shares are also subject to a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. The shareholder service fee is paid by the Portfolios to Sierra Services.

For the period ended June 30, 1997, the Funds incurred the following fees pursuant to the respective distribution plans described above:

                                             CLASS A             CLASS B
                                           ------------   ---------------------
                                           DISTRIBUTION   DISTRIBUTION   SERVICE
        NAME OF FUND                           FEE             FEE         FEE
        ------------                       ------------   ------------   -------
Capital Growth Portfolio ................   $ 16,775        $132,884    $ 44,295
Growth Portfolio ........................    210,208         669,595     223,198
Balanced Portfolio ......................    173,926         421,103     140,368
Value Portfolio .........................     21,809          34,003      11,334
Income Portfolio ........................     23,425          22,418       7,473

6.  PURCHASES AND SALES

The aggregate cost of purchases and proceeds from sales, excluding short-term investments, for the period ended June 30, 1997 were as follows:

        NAME OF FUND                                   PURCHASES         SALES
        ------------                                   ---------         -----
Capital Growth Portfolio ........................   $ 55,472,968    $  7,773,982
Growth Portfolio ................................    332,385,639      32,670,885
Balanced Portfolio ..............................    257,040,153      55,372,223
Value Portfolio .................................     26,301,140       6,715,766
Income Portfolio ................................     24,157,454       6,382,689

At June 30, 1997, aggregate gross unrealized appreciation for all Underlying Funds in which there is an excess of value over tax cost was as follows:

                                                     TAX BASIS        TAX BASIS
                                                    UNREALIZED       UNREALIZED
        NAME OF FUND                               APPRECIATION     DEPRECIATION
        ------------                               ------------     ------------
Capital Growth Portfolio .......................   $ 2,526,241       $    --
Growth Portfolio ...............................    12,829,768        3,835,141
Balanced Portfolio .............................    10,147,740        1,368,990
Value Portfolio ................................       279,041           62,662
Income Portfolio ...............................         1,651           55,181

7.  SHARES OF BENEFICIAL INTEREST

The Company may issue an unlimited number of shares of beneficial interest each without par value.

8.  ORGANIZATION AND OFFERING COSTS

Costs incurred in connection with the organization of the Portfolios are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption. Costs incurred in connection with the initial offering of the Portfolios are being expensed over a one year period from commencement of operations of each Portfolio.

9.  POST OCTOBER LOSS

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended June 30, 1997, the Income Portfolio has elected to defer capital losses in the amount of $21,978 occurring between November 1, 1996 and June 30, 1997 under these rules.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1998.

10.  RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Security and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until Sierra Services determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Capital Growth Portfolio can invest as much as 50% of its total assets in the Sierra Trust Growth Fund and as much as 50% of its total assets in the Sierra Trust Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios may invest as much as 50% of their total assets in the Sierra Trust Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the Sierra Trust International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, Sierra Services, the investment advisor and distributor of each Portfolio, and Sierra Investment Advisors Corporation ("Sierra Advisors"), an indirect wholly-owned subsidiary of GWFC, the investment advisor of the Underlying Funds, are both wholly-owned subsidiaries of SCMC. Also, Sierra Services is the distributor of the shares of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by Sierra Services. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. Sierra Advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds; Sierra Services, representing the interest of the shareholders of the Portfolios, is also committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Sierra Advisors and Sierra Services will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same investment professionals.

11.  SUBSEQUENT EVENT

Effective July 1, 1997, the merger of GWFC into Washington Mutual was completed. As a result, Sierra Advisors, Sierra Administration, Sierra Services and GW Securities are now indirect wholly-owned subsidiaries of Washington Mutual, a publicly held corporation.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

TO THE TRUSTEES AND SHAREHOLDERS
OF THE SIERRA ASSET MANAGEMENT PORTFOLIOS

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Sierra Asset Management Portfolios (the "Trust") at June 30, 1997, the results of their operations, the changes in each of their net assets and the financial highlights for the period from July 25, 1996 (commencement of operations) to June 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
August 12, 1997

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

                      SIERRA ASSET MANAGEMENT PORTFOLIOS

                 FISCAL YEAR ENDED JUNE 30, 1997 (UNAUDITED)

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gain paid as follows:

        NAME OF FUND
        ------------
Capital Growth Portfolio ...........................................    $203,720
Balanced Portfolio .................................................         659
Value Portfolio ....................................................         371

Of the distributions made by the following Portfolios the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

        NAME OF FUND
        ------------
Capital Growth Portfolio ...........................................      11.50%
Growth Portfolio ...................................................       3.29%
Balanced Portfolio .................................................       5.86%
Value Portfolio ....................................................       7.48%

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                       THIS PAGE LEFT INTENTIONALLY BLANK

----------------------------
           SIERRA
      ASSET MANAGEMENT
----------------------------
The Diversification Solution

This Annual Report is published for the general information of the shareholders of the Sierra Asset Management Portfolios. It is authorized for distribution to prospective investors only when preceded or accompanied by a current Sierra Asset Management Portfolios prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The Sierra Asset Management Portfolios are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by the depository institution or any other agency. These securities are subject to investment risks, including possible loss of principal amount invested.

Distributed by
SIERRA INVESTMENT SERVICES CORPORATION
Member NASD

SIERRA ASSET MANAGEMENT PORTFOLIOS                              --------------
P.O. Box 5118                                                      Bulk Rate
Westboro, MA 01581-5118                                          U.S. Postage
                                                                    PAID
                                                                 Van Nuys, CA
                                                                Permit No. 987
                                                                --------------

20100 (8/97) 35M